                                  SCHEDULE 14C
                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934

Check the appropriate box:

  [X] Preliminary information statement        [ ] Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule 14c-5(d)(2))
  [ ] Definitive information statement


                    U.S. REALTY PARTNERS LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.

[X] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:


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(2) Aggregate number of securities to which transaction applies:


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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


    ----------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:


         $19,500,000.00
    ----------------------------------------------------------------------------

(5) Total fee paid:


         $2,470.65
    ----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

(3) Filing Party:

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(4) Date Filed:


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


                                PRELIMINARY COPY

                    U.S. REALTY PARTNERS LIMITED PARTNERSHIP
                           C/O THE ALTMAN GROUP, INC.
                            1275 VALLEY BROOK AVENUE
                           LYNDHURST, NEW JERSEY 07071

                              [____________], 2004

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Limited Partner:

         The attached Information Statement, dated [________], 2004, describes:

         (i) the sale by U.S. Realty Partners Limited Partnership, a Delaware limited partnership (the "Partnership") in which you have invested, of Governor's Park Apartments, a 154-unit apartment complex located in Little Rock, Arkansas ("Governor's Park"), to Brookside Properties, Inc., a Tennessee corporation (the "Third Party Purchaser"), an unaffiliated third party (the "Third Party Sale");

         (ii) an amendment to the agreement of limited partnership of the Partnership (the "Partnership Agreement") to permit sales of the Partnership's property to the general partners of the Partnership (the "General Partners") or their affiliates (the "Amendment"); and

         (iii) the sale by the Partnership of Twin Lakes Apartments, a 262-unit apartment complex located in Palm Harbor, Florida ("Twin Lakes"), to Twin Lakes Associates, L.P., a Delaware limited partnership (the "Affiliate Purchaser") and an affiliate of the General Partners (the "Affiliate Sale"). Twin Lakes and Governor's Park are each referred to as the "Property" and collectively, the "Properties."

         The Partnership entered into an agreement, dated July 26, 2004, as amended August 25, 2004 (the "Third Party Purchase Agreement"), with the Third Party Purchaser, pursuant to which the Third Party Purchaser will purchase Governor's Park for a gross purchase price of $6,400,000.

         The Partnership also entered into an agreement, dated September 3, 2004 (the "Affiliate Purchase Agreement"), with the Affiliate Purchaser, pursuant to which the Affiliate Purchaser will purchase Twin Lakes for a gross purchase price of $11,210,472. The Affiliate Purchase Agreement is conditioned upon the failure to receive objections to the Affiliate Sale from the holders ("Limited Partners") of depositary unit certificates ("units") of the Partnership who hold a majority of the units held by all Limited Partners who are not the General Partners or their affiliates (the "Unaffiliated Limited Partners"). The Amendment and terms of the Affiliate Sale and the Third Party Sale are more fully described in the attached Information Statement.

         The Partnership will distribute the proceeds of the Third Party Sale in accordance with the Partnership Agreement and applicable law after consummation of the Third Party Sale. If Limited Partners do not object to the Affiliate Sale in the manner described in the attached Information Statement, the Partnership will distribute the proceeds of the Affiliate Sale in accordance with the Partnership Agreement and applicable law after consummation of the Affiliate Sale. We anticipate that the Partnership will distribute $2,849,343, or approximately $2.04 per unit, to the Limited Partners in connection with the Third Party Sale and $4,417,769, or approximately $3.62 per unit, to the Limited Partners in connection with the Affiliate Sale.

         The Affiliate Purchaser is our affiliate, and we may be deemed to be under common control of Apartment Investment and Management Company, a publicly traded real estate investment trust. Accordingly, we have a substantial conflict of interest with respect to the Affiliate Sale. As a result, we do not make any recommendation as to whether or not Limited Partners should object to this proposal.

         The General Partners are of the opinion that it is in the best interests of your Partnership and its Limited Partners to sell Governor's Park at the present time for the following reasons, among others:

    o For the foreseeable future, the Partnership may generate taxable income but will probably not distribute sufficient cash to the Limited Partners to pay resulting tax liabilities.

    o In the opinion of the General Partner, the vast majority of the material benefits from investment in the Partnership have been realized, and there is no likely alternative to the Third Party Sale that would provide Limited Partners with a means of liquidating their investment in the Partnership.

    o Market conditions are currently favorable for sellers of properties of the type and character of Governor's Park, largely because of the current interest rate environment and tax benefits and favorable financing available to purchasers of such properties. These market conditions are of uncertain duration and could be adversely affected by, among other things, future weakness in the economy, increases in interest rates, federal budgetary and appropriation constraints and other factors.

    o Affiliates of the General Partners received management fees of $153,000 for managing the Partnership in 2003. In 2003, the Partnership reimbursed affiliates of the General Partners approximately $84,000, for expenses incurred by those affiliates in 2003.

         The General Partners are of the opinion that it is in the best interests of your Partnership and its Limited Partners to adopt the Amendment and sell Twin Lakes at the present time and that the Limited Partners should be presented with the proposed Affiliate Sale at the current time for the following reasons, among others:

    o Under the terms of the Affiliate Purchase Agreement, the Affiliate Sale will be consummated shortly after the requisite consents are obtained.

    o In the Affiliate Sale, the Partnership will not incur some of the costs that it would otherwise incur in a sale of Twin Lakes to a third party, such as brokerage fees which the General Partners expect would total approximately $262,000 and which would otherwise reduce the net sale proceeds to the Partnership.

    o The Affiliate Sale under the terms of the Affiliate Purchase Agreement provides more certainty to a sale of Twin Lakes than a sale to a third party, due to, among other things, the short feasibility period and limited conditions to closing.

    o The Partnership currently owns two properties, Governor's Park and Twin Lakes. After the Third Party Sale and the Affiliate Sale are completed, the General Partner plans to distribute any available proceeds in accordance with the Partnership Agreement and applicable law. Upon the sale of the two properties, the Partnership will be dissolved in accordance with the terms of the Partnership Agreement.

    o The General Partners are of the opinion that the Partnership is incurring significant administrative and accounting expenses relating to the preparation and filing of periodic reports with the Securities and Exchange Commission (the "SEC"), particularly in light of the additional requirements imposed by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder, administrative and accounting expenses relating to the preparation of tax returns and Form K-1s and general audit, tax and investor relations expenses. Upon completion of the disposition of all of the Partnership's properties, the Partnership will no longer incur these expenses.

    o Market conditions are currently favorable for sellers of properties of the type and character of Twin Lakes, largely because of the current interest rate environment and tax benefits and favorable financing available to purchasers of these properties. However, these market conditions are of uncertain duration and could be adversely affected by, among other things, future weakness in the economy, increases in interest rates, federal budgetary and appropriation constraints and other factors, and there is no assurance that the Partnership would succeed in selling Twin Lakes on equal or better terms than in the Affiliate Purchase Agreement.

    o If the Affiliate Sale is not consummated on or before December 31, 2004, then given changing economic conditions, among other things, the execution of a similar sale in the future currently is uncertain.

    o The tax benefits of continued investment in Twin Lakes have been reduced for most Limited Partners.

    o At existing rent levels at Twin Lakes, the Partnership may generate taxable income but will probably not distribute sufficient cash to Limited Partners to pay resulting tax liabilities for the foreseeable future.

    o Based on the location, age, and other characteristics of Twin Lakes, a material improvement in the property's financial condition is uncertain.

         However, there are disadvantages and risks related to the Affiliate Sale, which are more fully described in the "Risk Factors" section of the attached Information Statement and include:

    o The General Partners are affiliated with the Affiliate Purchaser and stand in a conflict of interest.

    o    The Affiliate Sale did not result from arm's length bargaining.

    o It is possible that the Partnership could realize a higher purchase price if the General Partners marketed Twin Lakes to third parties or held Twin Lakes for a longer period of time.

    o Limited Partners will recognize taxable gain in connection with the Affiliate Sale.

    o Proceeds available for distribution to the Partners from the sale of Twin Lakes after repayment of Twin Lakes' debts and payment of the Partnership's expenses may be less than the taxable gain realized by the Partnership and any tax liability resulting from the foregoing.

    o After consummation of the Affiliate Sale, Limited Partners will no longer receive any distributions from operating cash flow of Twin Lakes or upon a refinancing of Twin Lakes.

         The Partnership Agreement requires the vote of Limited Partners owning more than 50% of the total outstanding units which actually vote on such issue to approve the Amendment. Also, the sale of all or substantially all of the properties of the Partnership at a single sale (or series of sales to one person made pursuant to a single plan) requires the approval of Limited Partners holding a majority of the then outstanding units which actually vote on such issue. Affiliates of the General Partners currently own approximately 67.78% of the outstanding units and will consent to the Third Party Sale, the Amendment, and the Affiliate Sale on the terms described in the attached Information Statement. Therefore, the General Partners and their affiliates can and will vote to approve the Third Party Sale, the Amendment, and the Affiliate Sale without the vote of any other Limited Partner. However, as described in the attached Information Statement, the General Partners will not consummate the Affiliate Sale if Limited Partners holding a majority of the units held by Limited Partners who are not the General Partners or their affiliates object in writing to the Affiliate Sale in the manner described in the attached Information Statement. Therefore, if holders of more than 196,926 units, or 16.12% of the outstanding units, object to the Affiliate Sale in the manner described in the attached Information Statement, the Affiliate Sale will not be consummated.

         If the Unaffiliated Limited Partners object to the Affiliate Sale as described in the attached Information Statement, the Partnership will continue to operate Twin Lakes but will sell Governor's Park, and there can be no assurance that Twin Lakes will be operated profitably, the Partnership will make any future distributions to the Limited Partners, the Limited Partners will receive distributions equal to any future taxable income generated from operations, Twin Lakes can continue to be operated without substantial improvements, the Partnership will not default under its mortgages or other obligations, the Partnership will not lose its entire investment in Twin Lakes, or a sale of Twin Lakes on comparable or more favorable terms will be possible in the future.

         As more fully discussed in the attached Information Statement, Limited Partners are not entitled to appraisal rights under applicable law or the Partnership Agreement permitting them to seek a judicial determination of the value of their Partnership interests in connection with the sale of Partnership assets or an amendment to the Partnership Agreement. However, the Partnership is providing each Limited Partner with contractual dissenters' appraisal rights that are based upon the dissenters' appraisal rights that a Limited Partner would have were it a shareholder in a corporate merger under the corporation laws of Delaware.

         Questions and requests for assistance may be directed to the Information Agent, The Altman Group, Inc., at its address set forth below.

                                Very truly yours,

                            U.S. REALTY I CORPORATION
                             AIMCO PROPERTIES, L.P.


                            THE INFORMATION AGENT IS:

                             THE ALTMAN GROUP, INC.

               By Mail:                         By Overnight Courier:                        By Hand:

       1275 Valley Brook Avenue               1275 Valley Brook Avenue               1275 Valley Brook Avenue
      Lyndhurst, New Jersey 07071            Lyndhurst, New Jersey 07071            Lyndhurst, New Jersey 07071




             By Facsimile:                                                          For Information please call:

            (201) 460-0050                                                            TOLL FREE (800) 217-9608

                                PRELIMINARY COPY

                    U.S. REALTY PARTNERS LIMITED PARTNERSHIP
                           C/O THE ALTMAN GROUP, INC.
                            1275 VALLEY BROOK AVENUE
                           LYNDHURST, NEW JERSEY 07071

                              INFORMATION STATEMENT

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                              [____________], 2004

         U.S. Realty I Corporation, a South Carolina corporation, and AIMCO Properties, L.P., a Delaware limited partnership (collectively, the "General Partners"), the general partners of U.S. Realty Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), are furnishing this Information Statement to the holders (the "Limited Partners") of depositary unit certificates ("units") of the Partnership in connection with:

         (i) the sale by the Partnership of Governor's Park Apartments, a 154-unit apartment complex located in Little Rock, Arkansas ("Governor's Park"), to Brookside Properties, Inc., a Tennessee corporation (the "Third Party Purchaser"), an unaffiliated third party (the "Third Party Sale");

         (ii) an amendment to the Partnership's agreement of limited partnership (the "Partnership Agreement") to permit sales of the Partnership's property to the General Partners or their affiliates (the "Amendment"); and

         (iii) the sale by the Partnership of Twin Lakes Apartments, a 262-unit apartment complex located in Palm Harbor, Florida ("Twin Lakes"), to Twin Lakes Associates, L.P., a Delaware limited partnership (the "Affiliate Purchaser") and an affiliate of the General Partners (the "Affiliate Sale"). Twin Lakes and Governor's Park are each referred to as the "Property" and collectively, the "Properties."

         This Information Statement and the accompanying Notice of Objection are first being mailed to the Limited Partners of record as of [____________], 2004 (the "Record Date").

         The Partnership entered into an agreement, dated July 26, 2004, as amended August 25, 2004 (the "Third Party Purchase Agreement"), with the Third Party Purchaser, pursuant to which the Third Party Purchaser will purchase Governor's Park for a gross purchase price of $6,400,000.

         The Partnership also entered into an agreement, dated September 3, 2004 (the "Affiliate Purchase Agreement"), with the Affiliate Purchaser, pursuant to which the Affiliate Purchaser will purchase Twin Lakes for a gross purchase price of $11,210,472. The Affiliate Purchase Agreement is conditioned upon the failure to receive objections to the Affiliate Sale from Limited Partners who hold a majority of the units held by all Limited Partners who are not the General Partners or their affiliates. The Amendment and terms of the Affiliate Sale and the Third Party Sale are more fully described in this Information Statement.

         The Partnership will distribute the proceeds of the Third Party Sale in accordance with the Partnership Agreement and applicable law after consummation of the Third Party Sale. If Limited Partners do not object to the Affiliate Sale in the manner described in this Information Statement, the Partnership will distribute the proceeds of the Affiliate Sale in accordance with the Partnership Agreement and applicable law after consummation of the Affiliate Sale. We anticipate that the Partnership will distribute $2,489,343, or approximately $2.04 per unit, to the Limited Partners in connection with the Third Party Sale and $4,417,769, or approximately $3.62 per unit to the Limited Partners in connection with the Affiliate Sale.


         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the transaction described herein; passed upon the merits or fairness of the transaction; or passed upon the adequacy or accuracy of the disclosure contained in this document. Any representation to the contrary is a criminal offense.

         The General Partners and the Affiliate Purchaser are affiliates of, and may be deemed to be under common control with, Apartment Investment and Management Company, a publicly traded real estate investment trust ("AIMCO"). Accordingly, the General Partners have a substantial conflict of interest with respect to the Affiliate Sale. As a result, the General Partners do not make any recommendation as to whether or not Limited Partners should object to the proposed Affiliate Sale.

         SEE "RISK FACTORS" IN THIS INFORMATION STATEMENT FOR A DESCRIPTION OF THE RISK FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH YOUR DECISION AS TO WHETHER OR NOT TO OBJECT.

         As more fully discussed in this Information Statement, Limited Partners are not entitled to appraisal rights under applicable law or the Partnership Agreement permitting them to seek a judicial determination of the value of their Partnership interests in connection with the sale of Partnership assets or an amendment to the Partnership Agreement. However, the Partnership is providing each Limited Partner with contractual dissenters' appraisal rights that are based upon the dissenters' appraisal rights that a Limited Partner would have were it a shareholder in a corporate merger under the corporation laws of Delaware.

         The Partnership Agreement requires the vote of Limited Partners owning more than 50% of the total outstanding units which actually vote on such issue to approve the Amendment. Also, the sale of all or substantially all of the properties of the Partnership at a single sale (or series of sales to one person made pursuant to a single plan) requires the approval of Limited Partners holding a majority of the then outstanding units which actually vote on the issue. The Partnership has 1,222,000 units of limited partnership interest outstanding as of the Record Date, and each unit represents less than a 0.01% interest in the Partnership. Affiliates of the General Partners currently own approximately 67.78% of the outstanding units and will consent to the Third Party Sale, the Amendment, and the Affiliate Sale on the terms described in this Information Statement. Therefore, the General Partners and their affiliates can and will vote to approve the Third Party Sale, the Amendment, and the Affiliate Sale without the vote of any other Limited Partner. However, as described in this Information Statement, the General Partners will not consummate the Affiliate Sale if Limited Partners holding a majority of the units held by Limited Partners who are not the General Partners or their affiliates (the "Unaffiliated Limited Partners") object in writing to the Affiliate Sale in the manner described in this Information Statement. Therefore, if holders of more than 196,926 units, or approximately 16.12% of the outstanding units, object to the Affiliate Sale in the manner described in this Information Statement, the Affiliate Sale will not be consummated.

         IN ORDER TO BE EFFECTIVE, OBJECTIONS MUST BE RECEIVED BY THE INFORMATION AGENT BEFORE MIDNIGHT, NEW YORK CITY TIME, ON [____________], UNLESS SUCH DATE IS EXTENDED BY THE GENERAL PARTNERS IN THEIR DISCRETION AS DESCRIBED IN THIS INFORMATION STATEMENT (THIS DATE, AS SO EXTENDED, BEING REFERRED TO IN THIS INFORMATION STATEMENT AS THE "EXPIRATION DATE").

         WE URGE YOU TO READ THIS INFORMATION STATEMENT CAREFULLY AND TO CONTACT YOUR TAX ADVISOR TO THE EXTENT THAT YOU HAVE QUESTIONS RELATED TO YOUR TAX SITUATION.

         If the Unaffiliated Limited Partners object to the Affiliate Sale, the Partnership will continue to operate Twin Lakes but will sell Governor's Park, and there can be no assurance that Twin Lakes will be operated profitably, the Partnership will make any future distributions to the Limited Partners, the Limited Partners will receive distributions equal to any future taxable income generated from operations, Twin Lakes can continue to be operated without substantial improvements, the Partnership will not default under its mortgages, the Partnership will not lose its entire investment in Twin Lakes, or a sale of Twin Lakes on comparable or more favorable terms will be possible in the future.

         Questions and requests for assistance may be directed to the information agent, The Altman Group, Inc. (the "Information Agent"), by mail at 1275 Valley Brook Avenue, Lyndhurst, New Jersey 07071, by telephone toll free at
(800) 217-9608 or by fax at (201) 460-0050.

                                TABLE OF CONTENTS

                                                                                                               PAGE #
                                                                                                               ------
SUMMARY...........................................................................................................1


FORWARD LOOKING INFORMATION.......................................................................................5


SPECIAL FACTORS...................................................................................................6

   BACKGROUND.....................................................................................................6
   SALE PROCEEDS AND ESTIMATED TAX CONSEQUENCES...................................................................7
   RISK FACTORS...................................................................................................8
   REASONS FOR AND FAIRNESS OF THE PROPOSALS.....................................................................11

NO RECOMMENDATION BY THE GENERAL PARTNERS........................................................................18


THE THIRD PARTY SALE.............................................................................................18


THE AMENDMENT....................................................................................................23


THE AFFILIATE SALE...............................................................................................24


THE PARTNERSHIP AND THE PROPERTIES...............................................................................26


SUMMARY FINANCIAL INFORMATION....................................................................................27


TRANSACTIONS INVOLVING PARTNERSHIP UNITS.........................................................................28


CONFLICTS OF INTEREST............................................................................................30


INFORMATION CONCERNING THE AFFILIATE PURCHASER AND AIMCO.........................................................31


PLANS AFTER THE SALES............................................................................................32


UNITED STATES FEDERAL INCOME TAX CONSEQUENCES....................................................................32


SECURITY OWNERSHIP...............................................................................................34


APPRAISAL RIGHTS.................................................................................................34


CONSENTS REQUIRED................................................................................................34


NOTICES OF OBJECTION.............................................................................................35


SOURCE OF FUNDS..................................................................................................36


FEES AND EXPENSES................................................................................................37


GENERAL LEGAL MATTERS............................................................................................37


GENERAL INFORMATION..............................................................................................38


ANNEX I - OFFICERS AND DIRECTORS..................................................................................1


APPENDIX A - PRO FORMA FINANCIAL STATEMENTS.......................................................................6


APPENDIX B - DELAWARE APPRAISAL RIGHTS............................................................................7

                                     SUMMARY

         This summary highlights the most material information regarding the Third Party Sale, the Amendment, and the Affiliate Sale, and but does not describe all of their details. We urge you to read this entire Information Statement. We have also included in this summary references to the section of this Information Statement in which a more complete discussion may be found.

    o THE THIRD PARTY SALE. The Partnership has entered into the Third Party Purchase Agreement with the Third Party Purchaser, pursuant to which the Third Party Purchaser will purchase Governor's Park for a gross purchase price of $6,400,000. The proposed terms of the Third Party Sale are more fully described below in "The Third Party Sale."

    o THE AMENDMENT. The Partnership Agreement will be amended to eliminate prohibitions against the sale of the Partnership's property to the General Partners or their affiliates. See "The Amendment" for additional information.

    o THE AFFILIATE SALE. The Partnership has entered into the Affiliate Purchase Agreement with the Affiliate Purchaser, pursuant to which the Affiliate Purchaser will purchase Twin Lakes for a gross purchase price of $11,210,472. The General Partners and their affiliates own sufficient interest in the Partnership to approve the Affiliate Sale without the consent of any other Limited Partner. However, the General Partners are providing all unaffiliated Limited Partners the opportunity to object to the Affiliate Sale. Accordingly, if Limited Partners who hold a majority of the units held by all Unaffiliated Limited Partners object to the Affiliate Sale, the General Partners will not consummate the Affiliate Sale. The proposed terms of the Affiliate Sale are more fully described below in "The Affiliate Sale."

    o DISTRIBUTION FROM SALE PROCEEDS. The Partnership will distribute the proceeds of the Third Party Sale in accordance with the Partnership Agreement and applicable law after consummation of the Third Party Sale. If Limited Partners do not object to the Affiliate Sale in the manner described in this Information Statement, the Partnership will distribute the proceeds of the Affiliate Sale in accordance with the Partnership Agreement and applicable law after consummation of the Affiliate Sale. We anticipate that the Partnership will distribute $2,489,343, or approximately $2.04 per unit, to the Limited Partners in connection with the Third Party Sale and $4,417,769, or approximately $3.62 per unit, to the Limited Partners in connection with the Affiliate Sale. See "Sale Proceeds and Estimated Tax Consequences" for additional information.

    o APPROVAL OF THE PROPOSALS. The Partnership Agreement requires the vote of Limited Partners owning more than 50% of the total outstanding units which actually vote on such issue to approve the Amendment. Also, the sale of all or substantially all of the properties of the Partnership at a single sale (or series of sales to one person made pursuant to a single plan) requires the approval of Limited Partners holding a majority of the then outstanding units. Affiliates of the General Partners currently own approximately 67.78% of the outstanding units and will consent to the Third Party Sale, the Amendment, and the Affiliate Sale, and on the terms described in this Information Statement. Therefore, the General Partners and their affiliates can and will vote to approve the Third Party Sale, the Amendment, and the Affiliate Sale without the vote of any other Limited Partner. However, the General Partners will not consummate the Affiliate Sale if Limited Partners holding a majority of the units held by Unaffiliated Limited Partners object in writing to the Affiliate Sale in the manner described in this Information Statement. Therefore, if holders of more than 196,926 units, or approximately 16.12% of the outstanding units, object to the Affiliate Sale in the manner described in this Information Statement, the Affiliate Sale will not be consummated. Abstentions will not be treated as objections. See "Consents Required" for additional information.

    o REASONS FOR THE PROPOSALS. The General Partners are of the opinion that increasing audit, tax, tax return and Form K-1 preparation costs, and investor relations expenses, and the incremental legal and accounting fees associated with being a separate public company particularly in light of the additional requirements imposed by the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") are increasingly burdensome expenses to share among a decreasing number of limited partners. Moreover, due to the limited number of properties currently owned by the Partnership, these increased expenses constitute significant expenditures of the Partnership. The General Partners are of the opinion that the sale of the Partnership's properties and subsequent dissolution will result in ownership of the properties either by privately-held entities, in which case the obligations would no longer apply, or by existing public entities, in which case those obligations would be redundant, thereby presenting opportunities to eliminate or significantly reduce these costs and expenses.

         Additionally, AIMCO Properties, L.P., a Delaware limited partnership and a general partner of the Partnership (the "AIMCO Operating Partnership"), is of the opinion that by transferring ownership of Twin Lakes to a wholly owned subsidiary, the AIMCO Operating Partnership will have greater operating flexibility with respect to Twin Lakes. The AIMCO Operating Partnership has advised the Partnership that it is more difficult to integrate the operations of the Partnership into those of the AIMCO Operating Partnership due to the constraints and additional costs related to the operation of the Partnership as a public entity, including the procedural and compliance costs and requirements associated with the registration of units of the Partnership under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). After the Third Party Sale and the Affiliate Sale are consummated, the Partnership will dissolve pursuant to the terms of the Partnership Agreement and plans to file a notice with the Securities and Exchange Commission (the "SEC") that will result in the termination of the Partnership's obligation to file annual, quarterly and other reports with the SEC.

         The General Partners are of the opinion that Limited Partners should be presented with the proposed Affiliate Sale at the current time for the following reasons, among others:

                  o Under the terms of the Affiliate Purchase Agreement, the Affiliate Sale will be consummated shortly after the requisite consents are obtained.

                  o In the Affiliate Sale, the Partnership will not incur some of the costs that it would otherwise incur in a sale of Twin Lakes to a third party, such as such as brokerage fees which the General Partners expect would total approximately $262,000 and which would reduce the net sale proceeds to the Partnership.

                  o The Affiliate Sale under the terms of the Affiliate Purchase Agreement provides more certainty to a sale of Twin Lakes than a sale to a third party, due to, among other things, the short feasibility period and abbreviated conditions to closing.

                  o The General Partners are of the opinion that the Partnership is incurring significant administrative and accounting expenses relating to the preparation and filing of periodic reports with SEC, particularly in light of the additional requirements imposed by Sarbanes-Oxley and the rules and regulations promulgated by the SEC thereunder, administrative and accounting expenses relating to the preparation of tax returns and Form K-1s and general audit, tax and investor relations expenses.

                  o Market conditions are currently favorable for sellers of properties of the type and character of Twin Lakes, largely because of the current interest rate environment and tax benefits and favorable financing available to purchasers of these properties. However, these market conditions are of uncertain duration and could be adversely affected by, among other things, future weakness in the economy, increases in interest rates, federal budgetary and appropriation constraints and other factors, and there is no assurance that the Partnership would succeed in selling Twin Lakes on equal or better terms than in the Affiliate Purchase Agreement.

                  o If the proposed Affiliate Sale is not consummated on or before December 31, 2004, then given changing economic conditions, among other things, the execution of a similar sale in the future currently is uncertain.

                  o The tax benefits of continued investment in Twin Lakes have been reduced for most Limited Partners.

                  o At existing rent levels at Twin Lakes, the Partnership may generate taxable income but will probably not distribute sufficient cash to Limited Partners to pay resulting tax liabilities for the foreseeable future.

                  o Based on the location, age, and other characteristics of Twin Lakes, a material improvement in Twin Lake's financial condition is uncertain.

         See "Background" and "Reasons for and Fairness of the Proposals" for additional information.

o DISADVANTAGES OF THE THIRD PARTY SALE. Although the General Partners are of the opinion that the purchase price of Governor's Park and the terms of the Third Party Purchase Agreement are fair:

         o It is possible that the Partnership could realize a higher sale price if it held Governor's Park for a longer period of time.

         o Limited Partners will recognize taxable gain in connection with the Third Party Sale.

         o Proceeds available for distribution to the partners from the sale of Governor's Park after repayment of Governor's Park's debts and payment of the Partnership's expenses may be less than the taxable gain realized by the Partnership and any tax liability resulting from the foregoing.

         o After consummation of the Third Party Sale, Limited Partners will no longer receive any distributions from operating cash flow of Governor's Park or upon a refinancing of Governor's Park.

         See "Risk Factors - Risks Associated with the Sales" for additional information.

o DISADVANTAGES OF THE AMENDMENT. The Amendment will permit the Partnership to sell its properties to the General Partners and their affiliates, although the General Partners would have conflicts of interest with respect to the transaction. See "Risks Factors - Risks Associated with the Amendment" for additional information.

o DISADVANTAGES OF THE AFFILIATE SALE. Although the General Partners are of the opinion that the purchase price of Twin Lakes and the terms of the Affiliate Purchase Agreement are fair:

         o The General Partners are affiliated with the Affiliate Purchaser and stand in a conflict of interest.

         o The Affiliate Sale did not result from arm's length bargaining.

         o It is possible that the Partnership could realize a higher purchase price if the General Partners marketed Twin Lakes to third parties or held Twin Lakes for a longer period of time.

         o Limited Partners will recognize taxable gain in connection with the Affiliate Sale.

         o Proceeds available for distribution to the partners from the sale of Twin Lakes after repayment of Twin Lake's debts and payment of the Partnership's expenses may be less than the taxable gain realized by the Partnership and any tax liability resulting from the foregoing.

         o After consummation of the Affiliate Sale, Limited Partners will no longer receive any distributions from operating cash flow of Twin Lakes or upon a refinancing of Twin Lakes.

         See "Risk Factors - Risks Associated with the Sales" for additional information.

o DETERMINATION OF PURCHASE PRICE. The purchase price for Governor's Park was determined through arm's length negotiation between the Partnership and the Third Party Purchaser. See "Background" for additional information regarding the marketing efforts related to Governor's Park. The gross purchase price for Twin Lakes is based on the "as is" value of Twin Lakes previously determined by an independent third party appraiser. See "The Partnership and the Property - Appraisal" for additional information on the appraisal.

o FAIRNESS OF THE THIRD PARTY SALE. The General Partners are of the opinion that the Third Party Sale is fair to the unaffiliated Limited Partners in view of the fact that the terms of the Third Party Sale resulted from arms-length negotiations.

o FAIRNESS OF THE AMENDMENT AND THE AFFILIATE SALE. Although the General Partners have interests that may conflict with those of the Limited Partners, the General Partners are of the opinion that the Amendment and the Affiliate Sale are fair to the unaffiliated Limited Partners in view of the factors listed below. Each of the following factors was considered by the General Partners, although the General Partners did not assign any particular relative weights to the individual factors listed below. See "Summary - Reasons for and Fairness of the Affiliate Sale" for additional factors considered by the General Partners.

         o The purchase price is based on the appraised market value of Twin Lakes as of April 28, 2004, which was determined by an independent third party appraiser.

         o There have been no other firm offers by third parties for Twin Lakes, a merger or other extraordinary transaction during the past two years with which to compare the purchase price and resulting distribution to Limited Partners, and no other offer to purchase Twin Lakes is currently outstanding.

         o The Affiliate Sale will not be consummated if Limited Partners holding a majority of the units held by Limited Partners who are not the General Partners or their affiliates object to the Affiliate Sale.

         o The Partnership is providing each Limited Partner with contractual dissenters' appraisal rights that are based upon the dissenters' appraisal rights that a Limited Partner would have were it a shareholder in a corporate merger under the corporation laws of Delaware.

         See "Fairness of the Affiliate Sale" for additional information.

o CONDITIONS TO THE THIRD PARTY SALE. The approval of the mortgage lender is required in order to consummate the Third Party Sale. The Third Party Sale is also subject to the conditions set forth in the Third Party Purchase Agreement prior to its closing, which includes the foregoing. See "The Third Party Sale - Conditions to Closing."

o CONDITIONS TO THE AMENDMENT AND THE AFFILIATE SALE. The consent of Limited Partners and other third parties, including lenders to the Partnership, are required in order to adopt the Amendment and consummate the Affiliate Sale. The Partnership will not proceed with the Affiliate Sale if the required consents are not obtained. In addition, if Limited Partners owning more than 196,926 units, or approximately 16.12% of the outstanding units, object to the Affiliate Sale in compliance with the procedures set forth in this Information Statement, the Affiliate Sale will not be consummated. The Amendment will not be effected and the Affiliate Sale will not be consummated, unless and until all of the required third party consents are obtained. In addition, none of the parties is required to consummate the Affiliate Sale if the Affiliate Purchaser does not have adequate cash or financing commitments to pay for Twin Lakes in the Affiliate Sale. The Affiliate Sale is also subject to the conditions set forth in the Affiliate Purchase Agreement prior to its closing, which include the foregoing. See "The Affiliate Sale - Conditions to Closing."

o TERMINATION. The Third Party Purchaser may terminate the Third Party Purchase Agreement during the feasibility period in its sole discretion. The parties to the Third Party Purchase Agreement may also terminate for breach of the agreement by the other party or the failure of a condition to the Third Party Purchase Agreement. See "The Third Party Sale - Termination" for additional information. Either party to the Affiliate Purchase Agreement may terminate the Affiliate Purchase Agreement at any time prior to closing, acting in their sole discretion and for any reason or no reason, upon written notice to the other party. See "The Affiliate Sale - Termination" for additional information.

o CONFLICTS OF INTEREST. Each of the General Partners and the Affiliate Purchaser are affiliates of, and may be deemed to be under common control with, AIMCO. In addition, AIMCO and its affiliates will realize substantial benefits from the proposed sale of Twin Lakes to the Affiliate Purchaser and the consummation by the Affiliate Purchaser of the transactions discussed in this Information Statement, including, without limitation, Partnership distributions of sale proceeds, management fees, and a share of the residual proceeds from Twin Lakes. Accordingly, the General Partners have a substantial conflict of interest with respect to the proposed Affiliate Sale. See "Conflicts of Interest" for additional information.

o NO RECOMMENDATION BY THE GENERAL PARTNERS. As a result of the General Partners' conflict of interest with respect to the proposed Affiliate Sale, the General Partners do not make any recommendation as to whether or not Limited Partners should object to the Affiliate Sale. See "No Recommendation by the General Partner" for additional information.

o TAX CONSEQUENCES OF THE SALES. The Third Party Sale and the Affiliate Sale will be taxable transactions for United States federal income tax purposes and possibly for state and local income tax purposes as well. See "United States Federal Income Tax Consequences" for additional information.

o APPRAISAL RIGHTS. Limited Partners are not entitled to appraisal rights under applicable law or the Partnership Agreement permitting them to seek a judicial determination of the value of their Partnership interests in connection with the sale of Partnership assets or an amendment to the Partnership Agreement. However, the Partnership is providing each Limited Partner with contractual dissenters' appraisal rights that are based upon the dissenters' appraisal rights that a Limited Partner would have were it a shareholder in a corporate merger under the corporation laws of Delaware. See "Appraisal Rights" for additional information.

o ADDITIONAL INFORMATION. For additional information about the Partnership, AIMCO, or the AIMCO Operating Partnership, see "General Information." If you have any questions regarding the transaction, please contact the Information Agent, The Altman Group, Inc., at (800) 217-9608 (toll-free).


                           FORWARD LOOKING INFORMATION

         The discussion set forth in this Information Statement regarding estimated future capital expenditures, uses of sales proceeds, estimated distributions to the Limited Partners and other parties, estimates of fees and reimbursements to be received by the General Partners and their affiliates, and estimates of the tax liabilities of the

Limited Partners under different scenarios, at the time they were made, are forward-looking information developed by the General Partners. Any estimate of the future performance of a business, like the Partnership's business or that of the Properties, or the performance of the Partnership if the Properties are not sold, are forward-looking and based on assumptions, some of which inevitably will prove to be incorrect. These expectations incorporated various assumptions including, but not limited to, net sales proceeds, transaction costs, revenue (including occupancy rates), various operating expenses, general and administrative expenses, depreciation expenses, capital expenditures, working capital levels, the timing of transactions, and the actions taken or to be taken by other parties. While the General Partners deemed these expectations to be reasonable and valid at the date made, there is no assurance that the assumed facts will be validated, the expenses will actually be incurred, the results will actually be realized, or the estimates will prove to be accurate.

                                 SPECIAL FACTORS

BACKGROUND

         The General Partners, together with the property managers of the Properties, are affiliates of AIMCO. The General Partners regularly evaluate the Partnership's interest in the Properties by considering various factors such as the Partnership's financial position, the physical condition of the Properties, and real estate and capital market conditions.

         The General Partners are of the opinion that increasing audit, tax, tax return and Form K-1 preparation costs, and investor relations expenses, and the incremental legal and accounting fees associated with being a separate public company are increasingly burdensome expenses to share among a decreasing number of limited partners. Moreover, due to the limited number of properties currently owned by the Partnership, these increased expenses constitute significant expenditures of the Partnership. Significantly, starting in late 2002, the General Partners became aware that these expenses would likely increase materially in the future as a result of the recently enacted Sarbanes-Oxley and the related rules and regulations promulgated by the SEC thereunder. The General Partners are of the opinion that the sale of the Partnership's properties and dissolution will result in ownership of the properties by privately-held entities, thereby eliminating or significantly reducing these costs and expenses.

         In addition, the AIMCO Operating Partnership has advised the Partnership that it is more difficult to integrate the operations of the Partnership into those of the AIMCO Operating Partnership due to the constraints and additional costs related to the operation of the Partnership as a public entity, including the procedural and compliance costs and requirements associated with the registration of units of the Partnership under the Exchange Act. After the Third Party Sale and the proposed Affiliate Sale are consummated, the Partnership will dissolve pursuant to the terms of the Partnership Agreement and plans to file a notice with the SEC that will result in the termination of the Partnership's obligation to file annual, quarterly and other reports with the SEC.

         The sale of all of the Partnership's properties and dissolution will also provide you with liquidity in your investment, and beginning in the year after the year in which the dissolution occurs, you will no longer have to include K-1 information from the Partnership in your tax returns.

         In July 2003, the General Partners engaged CB Richard Ellis, a national real estate brokerage firm unaffiliated with the General Partners (the "Broker"), to commence the marketing of Governor's Park. The General Partners and its affiliates transact business with the Broker from time to time. The Broker marketed Governor's Park nationally to organizations known to be interested in the acquisition of multifamily housing projects similar to Governor's Park on a national, regional, or local level. The Broker mailed approximately 1,500 marketing brochures to potential purchasers. Fifty-four prospective purchasers expressed interest in the Property and were invited to execute confidentiality agreements and provided an offering document that provided property-specific information on Governor's Park. Eight potential purchasers toured Governor's Park, and nine groups submitted letters of intent to the Broker. Neither the General Partners nor their affiliates bid on Governor's Park. The General Partners evaluated prospective purchasers and letters of intent and selected the best offer in terms of aggregate consideration offered, feasibility of the transaction proposed, credibility of the prospective purchaser, and ability of the prospective purchaser to consummate the sale transaction. From May until July 2004, the General Partners negotiated a purchase contract with the Third Party Purchaser.

         In April, 2004, the General Partners retained the services of KTR Newmark Real Estate Services LLC (the "Appraiser"), an independent third party, to appraise the fair market value of Twin Lakes. On May 17, 2004, the Appraiser issued its report. The Partnership then entered into the Affiliate Purchase Agreement with the Affiliate Purchaser, pursuant to which the Affiliate Purchaser will purchase Twin Lakes for a gross purchase price of $11,210,472.

SALE PROCEEDS AND ESTIMATED TAX CONSEQUENCES

         ESTIMATED ALLOCATION OF SALES PROCEEDS. The following table contains a summary of the estimated allocation of the proceeds to the Limited Partners from the Third Party Sale and the Affiliate Sale, assuming that they are completed on June 30, 2004. These calculations are estimates based upon information currently available to the General Partners and are provided as an example only. Based on our experience, it is likely that the amounts set forth below will vary depending on the reserves established to satisfy future obligations, if any, actual transaction costs, and factors beyond the control of the General Partners.

         Proceeds from Governor's Park

         Gross sale price                                                        $  6,400,000
         Plus: Cash and cash equivalents                                               38,732
         Plus: Other partnership assets                                                66,199
         Less: Mortgage debt, including accrued interest                           (3,482,763)

         Less: Loans from Partners, including accrued interest                         (7,738)
         Less: Accounts payable, accrued expenses and other liabilities              (141,087)
         Less: Closing costs                                                         (192,000)
         Less: Reserves for contingencies                                            (192,000)

         TOTAL                                                                   $  2,489,343
                                                                                 ------------
         Net proceeds distributable to all Partners                                 2,489,343
         Percentage of proceeds allocable to Limited Partners                             100%
         Net proceeds distributable to Limited Partners                          $  2,489,343
         Total number of units                                                      1,222,000
         Distributable net proceeds per unit                                     $       2.04

         Proceeds from Twin Lakes

         Gross sale price                                                        $ 11,210,472
         Plus: Cash and cash equivalents                                         $     54,245
         Plus: Other partnership assets                                          $    136,271
         Less: Mortgage debt, including accrued interest                         $ (6,688,677)
         Less: Accounts payable, accrued expenses and other liabilities          $   (163,542)

         Less: Closing Costs                                                     $   (131,000)
                                                                                 ------------
         Estimated net valuation of your Partnership                             $  4,417,769
         Percentage of estimated net valuation allocated to holders of units              100%
         Estimated net valuation of units                                        $  4,417,769
                  Total number of units                                             1,222,000
         Estimated valuation per unit                                            $       3.62

         ESTIMATED TAX CONSEQUENCES OF THE SALES. The Partnership and the Limited Partners will recognize taxable gain in connection with each of the Third Party Sale and the Affiliate Sale. The table below is a summary of the estimated allocation to the Limited Partners of taxable gain upon the Third Party Sale and the Affiliate Sale, assuming that they are completed on June 30, 2004. These calculations are estimates based upon information currently available to the General Partners and are provided as an example only. The amounts to be allocated to the partners may vary depending the reserves established to satisfy future obligations, if any, actual transaction costs, and factors beyond the control of the General Partners. Each Limited Partner should consult his or her tax advisor regarding the tax consequences to him or her. See "United States Federal Income Tax Consequences - Tax Consequences If the Properties Are Sold."

         Governor's Park

         Gain per unit recognized on Sale                $ 3.90
         Unrecaptured Section 1250 gain per unit           3.90
         Distribution per unit                             2.04

         Twin Lakes

         Gain per unit recognized on Sale                $ 7.63
         Unrecaptured Section 1250 gain per unit           7.63
         Distribution per unit                             3.62

         The receipt of proceeds from the Third Party Sale and the Affiliate Sale will generate taxable gain to the Partnership, which will be allocated to all of the partners of the Partnership, including the Limited Partners. Accordingly, partners will recognize gain on the Third Party Sale and the Affiliate Sale. The resulting tax liabilities are expected to exceed the cash distribution.

RISK FACTORS

         The Third Party Sale, the Amendment and the Affiliate Sale have certain risks and disadvantages. Before deciding whether or not to object to the Affiliate Sale, you should carefully consider the following:

RISKS ASSOCIATED WITH THE AMENDMENT

         FUTURE SALES OF THE PARTNERSHIP'S PROPERTIES TO THE GENERAL PARTNERS OR THEIR AFFILIATES MAY NOT REQUIRE LIMITED PARTNER CONSENT. Under the terms of the Partnership Agreement, consent of the Limited Partners is not required to sell the Partnership's property so long as the property does not constitute all or substantially all of the Partnership's assets and the sale is not to a General Partner or one of their affiliates. If the Amendment is adopted, the General Partners may be able to sell portions of the Partnership's property to their affiliates without the consent of Limited Partners. The General Partners will, however, continue to be subject to fiduciary duties under applicable law and the Partnership Agreement, which prohibit the General Partners from dealing unfairly with the Partnership.

RISKS ASSOCIATED WITH THE SALES

         CONFLICTS OF INTEREST OF GENERAL PARTNERS. The General Partners are affiliates of the Purchaser and have a substantial conflict of interest with respect to the Affiliate Sale. The General Partners and the Affiliate Purchaser may be deemed to be under common control of AIMCO, a publicly traded real estate investment trust.

                  IF THE SALES OCCUR, AIMCO AND ITS AFFILIATES WILL RECEIVE FEES OTHER PARTNERS WILL NOT RECEIVE. AIMCO and its affiliates will receive fees other partners will not receive in connection with the Affiliate Sale and the Third Party Sale. AIMCO and its affiliates will realize substantial benefits from the proposed sales and the consummation of the transactions discussed in this Information Statement. First, the General Partners and their affiliates will receive an estimated $1,697,015 and $3,011,646 of proceeds from the sale of Twin Lakes and Governor's Park, respectively, as distributions upon their interests in the Partnership (not including payment of fees in connection with the sale). Second, an affiliate of AIMCO will manage Twin Lakes after consummation of the proposed sale for a property management fee of 5% of gross receipts, which was approximately $102,000.00 the year ended December 31, 2003. The property management arrangement will not change after the sale. Third, the Affiliate Purchaser will have an additional share of net sales proceeds from a future sale of Twin Lakes.

         THE GENERAL PARTNERS AND THEIR AFFILIATES WILL RECEIVE FUNDS IN REPAYMENT OF INDEBTEDNESS. A portion of the proceeds from the sale of the Properties, after payment of certain transaction costs but before distribution of any proceeds to the partners, will be used to repay indebtedness of the Partnership owed to the General Partners and their affiliates, including accrued interest thereon, estimated to be $7,739 from the proceeds of the Governor's Park sale, assuming that the sales are consummated on June 30, 2004.

         THE GENERAL PARTNERS DO NOT MAKE ANY RECOMMENDATION AS TO WHETHER OR NOT LIMITED PARTNERS SHOULD OBJECT TO THE PROPOSED AFFILIATE SALE. Given its substantial conflict of interest with respect to the proposed Affiliate Sale, although the General Partners are of the opinion that the Affiliate Sale is fair to the unaffiliated Limited Partners for the reasons listed above, the General Partners nonetheless do not make any recommendation as to whether or not Limited Partners should object to the proposed Affiliate Sale. Limited Partners will have to make their own evaluation as to whether or not they should object to the proposed Affiliate Sale based upon a number of factors, including without limitation their financial position, their need or desire for cash distributions, other financial opportunities available to them, and their tax position and the tax consequences to them of a sale of Twin Lakes.

         THE PARTNERSHIP COULD REALIZE A HIGHER SALE PRICE IF IT MARKETED TWIN LAKES TO THIRD PARTIES OR CONTINUED TO HOLD GOVERNOR'S PARK AND TWIN LAKES. Although the General Partners are of the opinion that the purchase price of Governor's Park and Twin Lakes and the terms of the Third Party Purchase Agreement and the Affiliate Purchase Agreement are fair to the unaffiliated Limited Partners, it is possible that the Partnership could realize a higher purchase price if the General Partners marketed Twin Lakes to third parties, or in the case of Governor's Park and Twin Lakes, held the Properties for a longer period of time. The General Partners continually consider whether the Properties should be sold or otherwise disposed of after consideration of certain relevant factors, including prevailing economic conditions, availability of favorable financing and tax considerations, with a view to achieving maximum capital appreciation for the Partnership. Based on the foregoing considerations, among others, the General Partners are of the opinion that the Third Party Sale and the Affiliate Sale are in the best interests of the Limited Partners. The General Partners, however, cannot predict or guarantee that the present time is the most advantageous time to sell Governor's Park and Twin Lakes.

         LIMITED PARTNERS WILL RECOGNIZE GAIN UPON THE SALES. When the Properties are sold, the Partnership will recognize gain as a result of the sales equal to the sum of the cash received for the Properties plus the amount of liabilities assumed by the purchasers, minus the Partnership's adjusted bases in the Properties. This gain recognized with respect to the Properties will be allocated by the Partnership to the General Partners and the Limited Partners, in accordance with the terms of the Partnership Agreement. If the Properties are sold to the purchasers as described in this Information Statement, the total amount of gain on the Third Party Sale that will be recognized is estimated to be $3.90 per unit and on the Affiliate Sale that will be recognized is estimated to be $7.63 per unit, assuming that the sales are consummated on June 30, 2004. The cash proceeds distributable are estimated to be approximately $2.04 per unit for the Third Party Sale and approximately $3.62 per unit for the Affiliate Sale, amounts that may be sufficient to pay taxes on the gain, as is discussed below. These estimates are based upon information currently available to the Partnership. There can be no assurance that these estimates will prove accurate. Each Limited Partner should consult his or her tax advisor regarding the tax consequences to him or her. See "United States Federal Income Tax Consequences."

         THE CHARACTER OF THE GAIN RECOGNIZED UPON THE THIRD PARTY SALE AND THE AFFILIATE SALE LIKELY WILL BE RECHARACTERIZED. Although gain from a sale of real property such as the Properties is generally taxed as Section 1231 gain at the same rates as capital gain income (currently taxed at 15% for federal income tax purposes), under special rules that apply to real property that has been depreciated, it is expected that all of the gain from the Third Party Sale and the Affiliate Sale will be taxed as "unrecaptured section 1250 gain." The maximum rate of tax at which "unrecaptured section 1250 gain" may be taxed is 25% for federal income tax purposes. Generally, the "unrecaptured section 1250 gain" tax rate applies only to individuals, trusts and estates. The amount of "unrecaptured section 1250 gain" from the Third Party Sale is estimated to be approximately $3.90 per unit and from the Affiliate Sale is estimated to be approximately $7.63 per unit, assuming that the sales are consummated on June 30, 2004. These estimates are based upon information currently available to the Partnership. There can be no assurance that these estimates will prove accurate. Each Limited Partner should consult his or her tax advisor regarding the tax consequences to him or her. See "United States Federal Income Tax Consequences."

         EACH PARTNER'S TAX LIABILITIES FROM THE SALE OF THE PROPERTIES MAY EXCEED THE CASH PROCEEDS AVAILABLE FOR DISTRIBUTION. Proceeds available for distribution to the Partners from the sales of the Properties after repayment of the Properties' debts and payment of the Partnership's expenses may be less than the taxable gain realized by the Partnership and any tax liability resulting from the sales. Accordingly, partners may be required to use funds from sources other than distributions from the Partnership to pay income tax attributable to the sales of the Properties.

         IF THE PROPERTIES ARE SOLD, YOU WILL LOSE THE POTENTIAL TO RECEIVE FUTURE DISTRIBUTIONS FROM THE PROPERTIES. If the Properties are sold, you will no longer receive any future distributions from operating cash flow of the Properties or upon a refinancing of the Properties.

         LACK OF ARMS-LENGTH NEGOTIATIONS IN DETERMINING THE TERMS OF THE AFFILIATE SALE. The terms and conditions of the proposed Affiliate Sale, including the amount of the consideration to be paid for Twin Lakes, were determined without arms-length negotiations. The terms of the proposed Affiliate Sale could differ if they were subject to independent third party negotiations. While the purchase price for Twin Lakes is based on a recent appraisal and the Partnership will not be required to pay a brokerage commission with respect to the Affiliate Sale, an arms-length sale of Twin Lakes through a licensed real estate broker might result in greater pre-tax proceeds to you than are estimated to be distributed in the proposed Affiliate Sale. Moreover, in deciding upon the terms and conditions of the proposed Affiliate Sale, no one separately represented the interests of the Limited Partners. The General Partners did not appoint, or ask the Limited Partners to appoint, an unaffiliated party to represent only their interests. See "Conflicts of Interest" below.

RISKS ASSOCIATED WITH THE FAILURE TO CONSUMMATE THE SALES

         THE VALUE OF GOVERNOR'S PARK AND TWIN LAKES COULD DECLINE IF THE SALES DO NOT OCCUR. If Governor's Park and Twin Lakes are not sold, the Partnership will continue to bear the investment risk associated with the Partnership's continued ownership of Governor's Park and Twin Lakes. The future success of the Partnership will depend on many factors beyond the control of the General Partners, including competitive activity, the need for capital expenditures, prevailing economic and market conditions and financial, business and other factors. These factors may cause the value of Governor's Park, Twin Lakes and the Partnership to decline.

         A SALE TO A THIRD PARTY WILL LIKELY RESULT IN CUSTOMARY TRANSACTION COSTS. A sale of Twin Lakes to an unaffiliated third party would cause the Partnership to incur the customary transaction costs involved with a sale of Twin Lakes. The Affiliate Sale would avoid certain of these costs such as such as brokerage fees which the General Partners expect would total approximately $262,000.

         A SALE TO A THIRD PARTY IS SUBJECT TO MORE UNCERTAINTY. A third party would likely be less familiar with Twin Lakes than an affiliate of the General Partners. As a result, a sale of Twin Lakes would likely be subject to many more conditions as well as a longer inspection period than the Affiliate Sale. The Affiliate Sale under the terms of the Affiliate Purchase Agreement provides more certainty to a sale of Twin Lakes than a sale to a third party, due to, among other things, the short feasibility period and abbreviated conditions to closing.

         THE COSTS OF ADMINISTRATIVE, ACCOUNTING, AND OTHER EXPENSES ARE INCREASINGLY BURDENSOME. The General Partners are of the opinion that the Partnership is incurring significant administrative and accounting expenses relating to the preparation and filing of periodic reports with the SEC, particularly in light of the additional requirements imposed by Sarbanes-Oxley and the rules and regulations promulgated by the SEC thereunder, administrative and accounting expenses relating to the preparation of tax returns and Form K-1s and general audit, tax and investor relations expenses. If the Properties are not sold and the Partnership continues in existence, these expenses will continue and will adversely affect the Partnership's financial performance.

         THE MORTGAGE HOLDER ON GOVERNOR'S PARK AND TWIN LAKES MAY SUCCESSFULLY EXERCISE REMEDIES ON THE PARTNERSHIP'S INTEREST IN GOVERNOR'S PARK AND TWIN LAKES, AND THE PARTNERSHIP MAY LOSE ITS INTEREST IN GOVERNOR'S PARK AND TWIN LAKES. Governor's Park and Twin Lakes are collateral securing certain indebtedness of the Partnership. If the Partnership fails to make timely payments on the indebtedness or otherwise defaults, a successful exercise of remedies on Governor's Park and Twin Lakes would likely result in the recognition of gain or loss by the Partnership equal to the difference between
(i) the lesser of (a) the fair market value of Governor's Park and Twin Lakes, less the mortgage indebtedness, and (b) the amount of the mortgage indebtedness, and (ii) the Partnership's adjusted basis in Governor's Park and Twin Lakes. Any taxable gain or loss from a successful exercise of remedies upon the Partnership's interest in Governor's Park and Twin Lakes, including COD income from a successful exercise of remedies or otherwise arising from the failure of the Partnership to repay all of its indebtedness will be taxable to the partners, including Limited Partners.

         FUTURE TAXABLE INCOME MAY EXCEED DISTRIBUTIONS. For the foreseeable future, the Partnership will probably not distribute sufficient cash to the Partnership to enable the Limited Partners to pay any resulting tax liabilities, even if it generates taxable income.

         THE PARTNERSHIP WILL CONTINUE TO INCUR ACCOUNTING AND OTHER ADMINISTRATIVE COSTS AND MAY NOT HAVE SUFFICIENT INCOME TO PAY THOSE EXPENSES. If the Affiliate Sale is not consummated, the Partnership will continue to exist until it is liquidated and dissolved. During such time, the Partnership will have one remaining property and will continue to incur accounting and other administrative costs. The General Partners anticipate that the operating cash flow from the remaining property may not be sufficient to pay operating expenses and loan payments, and there can be no assurance that the remaining property will be operated profitably, the Partnership will make any future distributions to Limited Partners, the Partnership will not default under any remaining mortgages or other obligations, or the Partnership will not lose its entire investment in the remaining property.

REASONS FOR AND FAIRNESS OF THE PROPOSALS

REASONS FOR THE PROPOSALS

         The General Partners are of the opinion that increasing audit, tax, tax return and Form K-1 preparation costs, and investor relations expenses, and the incremental legal and accounting fees associated with being a separate public company are increasingly burdensome expenses to share among a decreasing number of limited partners. Significantly, starting in late 2002, the General Partners became aware that these expenses would likely increase materially in the future as a result of the recently enacted Sarbanes-Oxley and the related rules and regulations promulgated by the SEC thereunder.

         The AIMCO Operating Partnership is of the opinion that by transferring ownership of Twin Lakes to a wholly owned subsidiary, the AIMCO Operating Partnership will have greater operating flexibility with respect to Twin Lakes. The AIMCO Operating Partnership has advised the Partnership that it is more difficult to integrate the operations of the Partnership into those of the AIMCO Operating Partnership due to the constraints and additional costs related to the operation of the Partnership as a public entity, including the procedural and compliance costs and requirements associated with the registration of units of the Partnership under the Exchange Act. After the Third Party Sale and the proposed Affiliate Sale are consummated, the Partnership will dissolve pursuant to the terms of the Partnership Agreement and plans to file a notice with the SEC that will result in the termination of the Partnership's obligation to file annual, quarterly and other reports with the SEC.

         The sale of all of the Partnership's properties and dissolution will also provide you with liquidity in your investment, and beginning in the year after the year in which the dissolution occurs, you will no longer have to include K-1 information from the Partnership in your tax returns.

         The General Partners are of the opinion that Limited Partners should be presented with the Affiliate Sale at the current time. It came to this conclusion based upon many factors, including the following:

         THE AFFILIATE SALE WILL BE CLOSED QUICKLY. Under the terms of the Affiliate Purchase Agreement, the Affiliate Sale will be consummated shortly after the requisite consents are obtained.

         THE AFFILIATE SALE WILL AVOID CERTAIN CUSTOMARY TRANSACTION COSTS. In the Affiliate Sale, the Partnership will not incur some of the costs that it would otherwise incur in a sale of Twin Lakes to a third party, such as such as brokerage fees which the General Partners expect would total approximately $262,000 and which would reduce the net sale proceeds to the Partnership.

         THE PROPOSED AFFILIATE SALE PROVIDES MORE CERTAINTY THAN A SALE TO A THIRD PARTY. The Affiliate Sale under the terms of the Affiliate Purchase Agreement provides more certainty to a sale of Twin Lakes than a sale to a third party, due to, among other things, the short feasibility period and abbreviated conditions to closing.

         THE COSTS OF ADMINISTRATIVE, ACCOUNTING, AND OTHER EXPENSES ARE INCREASINGLY BURDENSOME. The General Partners are of the opinion that the Partnership is incurring significant administrative and accounting expenses relating to the preparation and filing of periodic reports with the SEC, particularly in light of the additional requirements imposed by Sarbanes-Oxley and the rules and regulations promulgated by the SEC thereunder, administrative and accounting expenses relating to the preparation of tax returns and Form K-1s and general audit, tax and investor relations expenses.

         CURRENT CONDITIONS ARE FAVORABLE TO A SALE. Market conditions are currently favorable for sellers of properties of the type and character of Twin Lakes, largely because of tax benefits and favorable financing available to purchasers of such properties. However, these market conditions are of uncertain duration and could be adversely affected by, among other things, continued weakness in the economy, increases in interest rates, federal budgetary and appropriation constraints and other factors, and there is no assurance that the Partnership would succeed in selling Twin Lakes on equal or better terms than in the Affiliate Purchase Agreement.

         THE EXECUTION OF A SIMILAR SALE IN THE FUTURE CURRENTLY IS UNCERTAIN. If the Affiliate Sale is not consummated on or before December 31, 2004, then given changing economic conditions, among other things, the execution of a similar sale in the future currently is uncertain.

         LIMITED TAX BENEFITS OF CONTINUED INVESTMENT. The tax benefits of continued investment in Twin Lakes have been substantially eliminated for most Limited Partners due principally to declining depreciation deductions from Twin Lakes.

         FUTURE TAXABLE INCOME MAY EXCEED DISTRIBUTIONS. For the foreseeable future, Twin Lakes will probably not generate sufficient cash for distribution to the Limited Partners to pay resulting tax liabilities, even if it generates taxable income.

         TWIN LAKES' FINANCIAL CONDITION IS NOT LIKELY TO IMPROVE. Based on the location, age, and other characteristics of Twin Lakes, a material improvement in its financial condition is uncertain.

FAIRNESS OF THE PROPOSALS

         FACTORS CONSIDERED BY THE GENERAL PARTNERS. The General Partners are affiliated with the Affiliate Purchaser. As a result, the General Partners' interest may conflict with those of the unaffiliated Limited Partners. Notwithstanding this conflict, the General Partners are of the opinion that the Affiliate Sale is fair to the unaffiliated Limited Partners on the basis of the factors described below.

         Positive Factors Considered. In determining that the Affiliate Sale is fair to the unaffiliated Limited Partners, the General Partners considered the following factors, each of which, in their opinions, supported the General Partners' determination:

         o The purchase price for Twin Lakes is based on the appraised market value of Twin Lakes as of April 28, 2004, which was determined by an independent third party appraiser.

         o The Affiliate Sale will be consummated quickly after the requisite consents are obtained, reducing any costs associated with delays.

         o In the Affiliate Sale, the Partnership will not incur some of the costs that it would otherwise incur in a sale of Twin Lakes to a third party, such as such as brokerage fees which the General Partners expect would total approximately $262,000 and which would reduce the net sale proceeds to the Partnership.

         o The Affiliate Sale under the terms of the Purchase Agreement provides more certainty to a sale of Twin Lakes than a sale to a third party, due to, among other things, the short feasibility period and abbreviated conditions to closing.

         o The General Partners are of the opinion that the Partnership is incurring significant administrative and accounting expenses relating to the preparation and filing of periodic reports with the SEC, particularly in light of the additional requirements imposed by Sarbanes-Oxley and the rules and regulations promulgated by the SEC thereunder, administrative and accounting expenses relating to the preparation of tax returns and Form K-1s and general audit, tax and investor relations expenses.

         o There have been no other firm offers by third parties for Twin Lakes, a merger or other extraordinary transaction during the past two years with which to compare the purchase price and resulting distribution to Limited Partners. No other offer to purchase Twin Lakes is currently outstanding.

         o The method used to determine the purchase price for Twin Lakes is a method commonly relied upon by investors to value income producing property.

         o The ability of the Affiliate Purchaser to consummate the Affiliate Sale on the terms specified in the Affiliate Purchase Agreement.

         o The fact that the purchase price for Twin Lakes to be received exceeds the book value of Twin Lakes, which was approximately $126,000 at June 30, 2004.

         o The potential, future capital needs of the Partnership, the borrowing capacity of the Partnership, and the costs associated with additional stand-alone borrowings by the Partnership.

         Negative Factors Considered. In determining that the Affiliate Sale is fair to the unaffiliated Limited Partners, the General Partners also considered the following negative factors:

         o Following the Affiliate Sale, the Limited Partners will cease to participate in future earnings or growth, if any, of Twin Lakes or benefit from increases, if any, in the value of Twin Lakes.

         o Limited Partners will recognize gain in the Affiliate Sale, and the taxable gain and tax liability resulting from the Affiliate Sale could exceed the cash received upon distribution of the proceeds.

         o The General Partners have actual or potential conflicts of interest in connection with the Affiliate Sale and in determining that the Affiliate Sale is fair to the unaffiliated Limited Partners. See "Conflicts of Interest."

         o Neither applicable law nor the terms of the Partnership Agreement require consent of a majority of the Limited Partners unaffiliated with the Affiliate Purchaser for the Affiliate Sale.

         o In structuring the Affiliate Sale, neither the Partnership nor the Limited Partners had separate representation. If separate representation had been provided, the terms of the Affiliate Sale might have been different.

         In the opinions of the General Partners, these negative factors were not sufficient, either individually or in the aggregate, to outweigh the benefits of the proposed Affiliate Sale to the Limited Partners.

         Procedural Fairness of the Proposal. The General Partners are aware that AIMCO and its affiliates have interests in the transaction or relationships that may present conflicts of interest in connection with the Affiliate Sale and considered these conflicts of interest along with the other factors enumerated above in making its determination. See "Conflicts of Interest." Further, the General Partners took into account the absence of the following procedural safeguards: (1) an unaffiliated representative to act solely on behalf of the Partnership or the unaffiliated Limited Partners for purposes of negotiating the terms of the Affiliate Sale, (2) the approval of the Affiliate Sale by a majority of non-employee directors or unaffiliated partners of the General Partners and (3) the approval of the

Affiliate Sale by a majority in interest of the unaffiliated Limited Partners. As enumerated above, the General Partners considered these factors to be negative factors in its determination that the Affiliate Sale is fair to the unaffiliated Limited Partners. However, the General Partners are of the opinion that the Affiliate Sale is procedurally fair to the unaffiliated Limited Partners because, among other things:

         o The Partnership obtained an appraisal of Twin Lakes from an independent third party appraiser. The Affiliate Purchaser determined to pay an amount based on the appraised value of Twin Lakes.

         o By providing the information required by Schedules 13E-3 and 14C of the Exchange Act, the General Partners and their affiliates have provided sufficient information to each Limited Partner to make its own decision with respect to objecting to the Affiliate sale.

         o The Partnership Agreement requires the prior written consent of Limited Partners owning more than 50% of the total outstanding units which actually vote on such issue to approve the sale of all or substantially all of the properties of the Partnership at a single sale (or series of sales to one person made pursuant to a single plan), and the requisite consent was obtained.

         o The Affiliate Sale will not be consummated if Limited Partners holding a majority of the units held by Limited Partners who are not affiliates of the General Partners object to the Affiliate Sale.

         o The Partnership is providing each Limited Partner with contractual dissenters' appraisal rights that are based upon the dissenters' appraisal rights that a Limited Partner would have were it a shareholder in a corporate merger under the corporation laws of Delaware.

         The General Partners found it impracticable to assign, and it did not assign, relative weights to the individual factors (positive, negative and procedural) considered in reaching its conclusion as to the fairness of the Affiliate Sale. The foregoing discussion of the information and factors considered and given weight by the General Partners and is not intended to be exhaustive but is believed to include all material factors considered by the General Partners.

         ALTERNATIVES TO THE AFFILIATE SALE. The assessment of the fairness of the Affiliate Sale by the General Partners was also based on a review of other possible alternatives. The General Partners considered as a primary alternative to the Affiliate Sale the continuation of the business of the Partnership, with the Properties continuing to be owned by the Partnership.

        CONTINUED OWNERSHIP BY THE PARTNERSHIP. One alternative would be for the Partnership to continue to own and operate Twin Lakes without consummating the Affiliate Sale. A number of advantages could result from the continued ownership of Twin Lakes by the Partnership without consummation of the Affiliate Sale.

         Benefits of Continued Ownership. The General Partners considered the primary benefits of continued ownership to be the following:

         o Limited Partners of the Partnership would retain the potential of receiving distributions of net cash flow arising from operations and the sale or refinancing of Twin Lakes until the expiration of the term of the Partnership.

         o Continued ownership of Twin Lakes by the Partnership affords the Limited Partners of the Partnership with the opportunity to participate in any future appreciation in Twin Lakes.

         o Continued ownership would avoid the disadvantages resulting from the Affiliate Sale as described in "Risk Factors - Risks Associated with Affiliate Sales."

         o Continued ownership of Twin Lakes by the Partnership would allow Limited Partners to delay the recognition of any taxable gain that would otherwise be triggered by the sale of Twin Lakes.

         Disadvantages of Continued Ownership. The General Partners also considered the relative disadvantages to the Limited Partners of the Partnership of continuing the ownership of Twin Lakes by the Partnership under its current business plan relative to the benefits discussed above and relative to the Affiliate Sale.

         o If the ownership by the Partnership is continued, Limited Partners will not have any assurance of when or if another sale transaction will occur with respect to Twin Lakes. Although the Partnership terminates on December 31, 2005 under the terms of the Partnership Agreement, there is no assurance that the Partnership will be able to sell Twin Lakes at that time on equal or better terms than the Affiliate Purchase Agreement or at all. In addition, continued ownership of Twin Lakes by the Partnership would fail to secure the benefits to the Limited Partners that are expected to result from the Affiliate Sale, including a cash distribution to the Limited Partners of approximately $3.62 per unit.

         o The Partnership would continue to own Twin Lakes and therefore would continue to be exposed to the risks inherent in property ownership, including, but not limited to, fluctuations in occupancy rates, operating expenses and rental rates, which in turn may be affected by general and local economic conditions, the supply and demand for properties of the type owned by the Partnership and federal and local laws and regulations affecting the ownership and operation of real estate. Consequently, the value of Twin Lakes could decline in the future if rental conditions, operating performance or the real estate market decline.

         o The Partnership Agreement provides for termination of the Partnership on December 31, 2005. The short period of time remaining before the Partnership terminates reduces the continued benefits of the ownership of Twin Lakes discussed above.

         Based on the factors described above, the General Partners concluded that the disadvantages of continuing the ownership of Twin Lakes by the Partnership under its current business plan outweighed the benefits of continuing the ownership of Twin Lakes, and that the Affiliate Sale would provide greater benefit to the Limited Partners than would a continuation of the Partnership's ownership of Twin Lakes.

         OTHER ALTERNATIVES CONSIDERED BY THE GENERAL PARTNERS. The General Partners also considered other alternative transactions, including an offer by the AIMCO Operating Partnership to exchange your units for partnership common units or partnership preferred units in the AIMCO Operating Partnership ("OP Units"). While this would provide an investment option for the Limited Partners and might permit the Limited Partners to defer taxation upon disposition of their limited partnership interests, a disadvantage of such an offer is that those Limited Partners who desire a cash distribution with respect to their investment would be forced to wait at least one year before they would have the right to convert their OP Units into cash or AIMCO Class A common stock. In addition, an exchange offer of OP Units would involve additional administrative expense and delay, which likely would result in a lower distribution amount per limited partnership interest than in the Affiliate Sale. Finally, the AIMCO Operating Partnership is of the opinion that, based on its historical experience, most limited partners, when given a choice between OP Units and cash, prefer cash.

APPRAISAL OF TWIN LAKES.

         Selection and Qualifications of Independent Appraiser. The Partnership retained the services of the Appraiser, an independent third party, to appraise the fair market value of Twin Lakes. The Appraiser is an independent valuation consulting firm with offices in 9 U.S. cities and in London. The General Partners selected the Appraiser based on its qualifications, expertise and reputation in providing appraisals to companies and general partners in the real estate syndication business and other real estate associated activities.

         Although the Appraiser appraised the market value of Twin Lakes, an affiliate of the General Partner determined the consideration to be offered in the Affiliate Sale. The Appraiser did not recommend an amount of consideration to be offered in the Affiliate Sale.

         Scope of Engagement. The General Partner instructed the Appraiser to appraise the fair market value of the fee simple estate of Twin Lakes. The General Partner did not place any limitations on the scope of the Appraiser's investigation.

         Appraisal Procedures. The Appraiser represented that its report was prepared in conformity with the Uniform Standards of Professional Appraisal Practice and the Code of Professional Ethics and Standards of Professional Practice of the Appraisal Institute. In preparing its valuation of Twin Lakes, the Appraiser, among other things:

         o        Inspected Twin Lakes;

         o Conducted neighborhood and area research, including major employers, demographics (population trends, number of households, and income trends), transportation, surrounding uses, and general economic outlook of the area;

         o Conducted market research of rental inventory, historical vacancy rates, historical average rental rates, occupancy trends, concessions, and marketing strategies in the submarket, and occupancy rates at competing properties;

         o Reviewed leasing policy, concessions and history of recent occupancy;

         o Reviewed the historical operating statements for Twin Lakes and an operating budget forecast for 2004;

         o Conducted market inquiries into recent sales of similar properties to ascertain sales price per unit, effective gross income multipliers and capitalization rates; and

         o Prepared sales comparison and income capitalization approaches to value.

         Summary of Approaches and Methodologies Employed. The following summary describes the material approaches and analyses employed by the Appraiser in preparing the appraisal. The Appraiser principally relied on two approaches to valuation: (i) the sales comparison approach and (ii) the income capitalization approach.

         The sales comparison approach uses analysis techniques and sales of comparable improved properties in surrounding or competing areas to derive units of comparison that are then used to indicate a value for the subject property. Under this approach, the primary methods of analysis used by the Appraiser were:
(i) sales price per unit analysis and (ii) effective gross income analysis.

         The purpose of the income capitalization approach is to value an income-producing property by analyzing likely future income and expenses of Twin Lakes over a reasonable holding period. Under the income capitalization approach, the Appraiser performed a direct capitalization analysis to derive property value. The direct capitalization analysis determines the value of a property by applying a capitalization rate that takes into account all of the factors influencing the value of such property to the net operating income of such property for a single year.

         The Appraiser relied principally on the income capitalization approach to valuation and secondarily on the sales comparison approach. Although the sales comparison approach is considered a reliable method for valuing property, the income capitalization approach is the primary approach used for valuing income producing property, such as Twin Lakes.

         Valuation Under Sales Comparison Approach. The Appraiser compared six apartment complexes with Twin Lakes that were sold between October 2002 and January 2004 and located in the Twin Lakes' real estate market area. The Appraiser considered the comparable properties as similar in terms of physical condition, vintage, and construction. The sales prices of comparable properties indicated per unit prices ranging from $38,400 to $66,164.

         The Appraiser made adjustments to the sales price per unit of each comparable property to reflect differences from Twin Lakes in location, average unit size, and the amount of net operating income generated on a per unit basis. Based on the available data, the Appraiser concluded a value range of $45,643 to $54,611 per unit with a mean or average adjusted price of $49,498 per unit and a median adjusted price of $49,225 per unit. Thus, the estimated value based on $50,000 per unit for the 262 units of Twin Lakes was approximately $13,100,000.

         The Appraiser also performed an effective gross income multiplier ("EGIM") analysis. The EGIM measures the relationship between the sales price of a property and its effective gross income, which is the total annual income that a property would produce after an allowance for vacancy and credit loss. The Appraiser estimated the operating expense ratio ("OER") of Twin Lakes to be 50%, with the expense ratios of the six comparable properties ranging from 45% to 52%, resulting in EGIMs ranging from 5.8 to 6.4. Thus, the Appraiser concluded an EGIM of 6.1 for Twin Lakes, and applied the EGIM to the stabilized effective gross income for Twin Lakes (see Income Approach below), resulting in a value conclusion of approximately $12,700,000, rounded.

         The Appraiser estimated the value using the price per unit analysis at $13,100,000 and the value using the EGIM analysis at $12,700,000. Based on these two valuation methods, the Appraiser concluded that the reconciled value for Twin Lakes under the sales comparison approach was $12,900,000.

         Valuation Under Income Capitalization Approach. Under the income capitalization approach, the Appraiser performed a direct capitalization analysis to derive a value for Twin Lakes.

         The Appraiser employed a direct capitalization analysis on Twin Lakes by dividing a forecast of net operating income ("NOI") by an appropriate capitalization rate. The Appraiser performed a market rent analysis, for Twin Lakes to derive a projected rental income. The analysis included both a review of the subject's current rent rates as well as a comparison with comparable apartment properties.

         The Appraiser calculated Twin Lakes' effective gross income ("EGI") by adding apartment rental collections to other income and then making an adjustment for vacancy and collection loss. Under this analysis, the Appraiser arrived at an EGI of $2,079,600. Once the EGI was established, operating expenses were deducted from the EGI in order to arrive at an NOI for Twin Lakes of approximately $1,044,496. The Appraiser derived an appropriate capitalization rate based upon analysis of comparable sales and a survey of real estate investors.

         The assumptions employed by the Appraiser to determine the value of Twin Lakes under the income approach included:

         (1)      combined vacancy and credit loss rate of 7.5%;

         (2)      loss to lease expenses of $122,100;

         (3)      projected rent concession of $49,950;

         (4)      capitalization rate of 8.0%;

         (5)      reserve for replacements of $250 per unit; and

         (6)      total expenses of $3,951 per unit inclusive of reserves.

         Using the income capitalization approach, the Appraiser determined that the direct capitalization method indicated the value for Twin Lakes was $13,100,000.

         Reconciliation of Values and Conclusions of Appraisal. The final step in the appraisal process was to reconcile the sales comparison approach and the income capitalization approach values to arrive at a final value conclusion. The Appraiser concluded that the estimated market value under the sales comparison approach was $12,900,000 and the estimated market value under the income capitalization approach was $13,100,000. After reconciling the two approaches, the Appraiser determined a final market value for Twin Lakes of $13,100,000 as of

April 28, 2004. The Appraiser stated that after the deduction of a $1,889,528 prepayment penalty associated with the mortgage secured by Twin Lakes as of April 28, 2004, the net amount realized would be $11,210,472.

         Assumptions, Limitations and Qualifications of the Appraiser's Valuation. In preparing the appraisal, the Appraiser relied, without independent verification, on the accuracy and completeness of all information supplied or otherwise made available to it by or on behalf of the Partnership. In arriving at the appraisal, the Appraiser assumed:

         o        competency and responsibility of ownership and management;

         o no undisclosed leases, agreements, liens or other encumbrances affecting the use of Twin Lakes; and

         o no substances such as asbestos, urea-formaldehyde foam insulation, or other potentially hazardous materials in existence or present on or in Twin Lakes.

         Compensation of Appraiser. The Appraiser was paid a fee of $5,000 for the appraisal. The Appraiser has conducted and is conducting other appraisals of property in connection with the other similar offers being made with respect to other partnerships. During the past two years, the AIMCO Operating Partnership and its affiliates have engaged the services of the Appraiser for the purposes of appraising certain of its properties. In connection with the performance of these services, the AIMCO Operating Partnership and its affiliates have paid aggregate fees to the Appraiser of approximately $222,000. Other than these services, no material relationship has existed in the past two years or is mutually contemplated.

         Appraisal Report. A copy of the appraisal report may be obtained from the Information Agent upon request.

                    NO RECOMMENDATION BY THE GENERAL PARTNERS

         The General Partners and the Affiliate Purchaser are affiliates of, and may be deemed to be under common control with AIMCO. Accordingly, the General Partners have a substantial conflict of interest with respect to the proposed Affiliate Sale. As a result, the General Partners do not make any recommendation as to whether or not Limited Partners should object to the proposed Affiliate Sale.


                              THE THIRD PARTY SALE

         PROPOSED SALE. Effective as of July 26, 2004 (the "Governor's Park Effective Date"), the Partnership entered into the Third Party Purchase Agreement to sell Governor's Park to the Third Party Purchaser, pursuant to which the Third Party Purchaser will purchase Governor's Park for $6,400,000 (the "Governor's Park Purchase Price"). The following is a summary of the terms and conditions of the Third Party Purchase Agreement, which may be amended or superseded at any time and from time to time by the parties.

         PURCHASE PRICE. Pursuant to the Third Party Purchase Agreement, the Governor's Park Purchase Price is $6,400,000. The Governor's Park Purchase Price is subject to prorations and adjustments at the Governor's Park Closing (as defined below) as provided in the Third Party Purchase Agreement.

         THIRD PARTY PURCHASER. The Third Party Purchaser is Brookside Properties, Inc., a Tennessee corporation. The principal executive offices of the Third Party Purchaser are located at 2002 Richard Jones Road, Suite 200A, Nashville, Tennessee 37215, and its telephone number is (615) 467-3414. The Third Party Purchaser is engaged in managing, leasing, selling, purchasing, and developing commercial and multifamily properties throughout the eastern United States.

         FEASIBILITY PERIOD; DEPOSIT. On the Governor's Park Effective Date, the Third Party Purchaser delivered to the escrow agent $64,000 and on the day that the Governor's Park Feasibility Period (as defined below) expires, the Third Party Purchaser will deliver an additional deposit of $64,000 (together, the "Governor's Park Deposit"). From the Governor's Park Effective Date to and including the date which is 45 days from the Governor's Park Effective Date (the "Governor's Park Feasibility Period"), the Third Party Purchaser and its agents, contractors, engineers, surveyors, attorneys, accountants, advisors, lenders, affiliates, consultants, shareholders, investors and employees (collectively, the "Third Party Consultants") have the right to enter onto Governor's Park to conduct and make any and all customary studies, tests, examinations, inquiries and inspections (collectively "Third Party Inspections") of or concerning Governor's Park (including, without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical studies), to confirm matters with respect to Governor's Park, to ascertain and confirm the suitability of Governor's Park for the Third Party Purchaser's intended use of Governor's Park, and to review materials relating to Governor's Park other than the Partnership's proprietary information. The Third Party Purchaser has indemnified the Partnership for all damages, mechanics' liens, liabilities, losses, demands, actions, causes of action, claims, costs and expenses arising form or related to the Third Party Inspections. The Third Party Purchaser must maintain not less than $2,000,000 combined single limit, together with workmen's compensation insurance, if required by law.

         If the results appear unsatisfactory to the Third Party Purchaser for any reason or if the Third Party Purchaser elects not to proceed with the transaction for any other reason, or for no reason whatsoever, in the Third Party Purchaser's sole and absolute discretion, the Third Party Purchaser could terminate the Third Party Purchase Agreement by delivery of written notice to the Partnership on or before the expiration of the Governor's Park Feasibility Period. If the Third Party Purchaser exercises such right to terminate, the Third Party Purchase Agreement will terminate and the escrow agent will return the Governor's Park Deposit to the Third Party Purchaser.

         EXISTING LOAN. Up until the Governor's Park Closing Date, the Partnership is responsible for all principal payments required to be paid under the Partnership's note, together with all interest accrued. The Third Party Purchaser will be responsible for the payment of all principal required to be paid from and after the Governor's Park Closing, together with all interest accruing under the Partnership's note, in accordance with the terms and conditions set forth in the Third Party Purchase Agreement. The Third Party Purchaser is also responsible for all lender fees and other fees, penalties, interest and other amounts due and owing from and after the Governor's Park Closing under the assumed loan documents.

         TITLE AND SURVEY. The Partnership must cause to be delivered to the Third Party Purchaser a standard form commitment for title insurance for Governor's Park in an amount equal to the Governor's Park Purchase Price (the "Governor's Park Title Commitment") from the title insurer for an owner's title insurance policy (the "Governor's Park Title Policy") on the most recent standard American Land Title Association form, together with copies of all instruments identified as exceptions therein (together with the Governor's Park Title Commitment, the "Governor's Park Title Documents"). The Partnership is responsible only for payment of the basic premium for the Governor's Park Title Policy, including all search and examination fees. The Third Party Purchaser is solely responsible for payment of all other costs relating to procurement of the Governor's Park Title Commitment, the Governor's Park Title Policy, and any requested amendments or endorsements. Except for (a) mechanics' liens and taxes due and payable with respect to the period preceding the Governor's Park Closing; (b) the standard exception regarding the rights of parties in possession which is limited to those parties in possession pursuant to the leases, and (c) the standard exception pertaining to taxes which will be limited to taxes and assessments payable in the year in which the Governor's Park Closing occurs and subsequent taxes and assessments, the Third Party Purchaser has agreed to accept title to Governor's Park subject to, among other things,
(i) all leases; (ii) the assumed encumbrances; (iii) applicable zoning and governmental regulations and ordinances; (iv) any defects in or objections to title to Governor's Park, or title exceptions or encumbrances, arising by, through or under the Third Party Purchaser; and (v) the terms of the Third Party Purchase Agreement.

         The Partnership must deliver to the Third Party Purchaser or make available at Governor's Park, the existing survey of Governor's Park dated as of August 23, 2000 prepared by Blaylock Threet Engineers, Inc. (the "Governor's Park Existing Survey"). If the Third Party Purchaser desires that a new survey of Governor's Park be prepared (or that the Governor's Park Existing Survey be updated), the Third Party Purchaser may cause to be prepared a survey for Governor's Park (together with the Governor's Park Existing Survey, the "Governor's Park Survey") to be delivered to the Third Party Purchaser and the Partnership no later than 10 days after the Governor's Park Effective Date. The Third Party Purchaser and the Partnership must split the cost and expense of the preparation of any updated survey requested and the Third Party Purchaser will be solely responsible for the cost and expense of the preparation of any new survey.

         On or before 20 days after the Governor's Park Effective Date (the "Governor's Park Objection Deadline"), the Third Party Purchaser must give written notice (the "Governor's Park Objection Notice") to the attorneys for the Partnership of any matter set forth in the Governor's Park Title Documents or the Governor's Park Survey to which the Third Party Purchaser objects (the "Objections"). If the Third Party Purchaser fails to deliver a Governor's Park Objection Notice on or before the Governor's Park Objection Deadline, the Third Party Purchaser will be deemed to have approved and irrevocably waived any objections to matters in the Governor's Park Title Documents and the Governor's Park Survey. On or before 25 days after the Governor's Park Effective Date (the "Governor's Park Response Deadline"), the Partnership may, in its sole discretion, give the Third Party Purchaser notice (the "Governor's Park Response Notice") of those Governor's Park Objections which the Partnership is willing to cure, if any. The Partnership is entitled to reasonable adjournments of the Governor's Park Closing Date (up to 30 days) to cure the Governor's Park Objections. If the Partnership fails to deliver a Governor's Park Response Notice by the Governor's Park Response Deadline, the Partnership will be deemed to have elected not to cure or otherwise resolve any matter set forth in the Governor's Park Objection Notice. If the Third Party Purchaser is dissatisfied with the Governor's Park Response Notice, the Third Party Purchaser may elect by written notice to accept the Governor's Park Title Documents and the Governor's Park Survey with resolution, if any, of the Governor's Park Objections as set forth in the Governor's Park Response Notice (or if no Governor's Park Response Notice is tendered, without any resolution of the Governor's Park Objections) and without any reduction or abatement of the Governor's Park Purchase Price, or to terminate the Third Party Purchase Agreement, in which event the Governor's Park Deposit will be returned to the Third Party Purchaser. If the Third Party Purchaser fails to give notice to terminate the Third Party Purchase Agreement on or before the expiration of the Governor's Park Feasibility Period, the Third Party Purchaser will be deemed to have elected to approve and irrevocably waived any objections to any matters covered by the Governor's Park Title Documents or the Governor's Park Survey, subject only to resolution, if any, of the Governor's Park Objections as set forth in the Governor's Park Response Notice (or if no Governor's Park Response Notice is tendered, without any resolution of the Governor's Park Objections).

         Pursuant to the terms of an amendment dated August 25, 2004 entered into between the Partnership and the Third Party Purchaser, the Third Party Purchaser agreed to waive title and survey contingencies as set forth in the foregoing paragraphs.

         CLOSING. Subject to the conditions to the parties' obligations, the parties are contractually obligated to consummate the transactions contemplated by the Third Party Purchase Agreement (the "Governor's Park Closing").

         PRORATIONS. Normal and customary items of income and expense will be prorated between the Partnership and the Third Party Purchaser as of the Governor's Park Closing Date, with the Partnership being charged or credited, as the case may be, for such items for the period up to the Governor's Park Closing Date and the Third Party Purchaser being charged or credited, as the case may be, for such items on and after the Governor's Park Closing Date. At the Governor's Park Closing, tenant deposits will be retained by the Partnership and the Third Party Purchaser will be given a credit against the Governor's Park Purchase Price. Delinquent rents received by the Third Party Purchaser of the Partnership after the Governor's Park Closing Date will be applied first to rents becoming due after the Governor's Park Closing Date and secondly to rents which become due before the Governor's Park Closing Date.

         COSTS AND FEES. The Third Party Purchaser will pay the cost of all transfer, sales, use and excise taxes and recording costs with respect to the Governor's Park Closing. The Partnership and the Third Party Purchaser will share equally in the escrow fees of the title insurer. The Partnership will pay the base premium for the title policy and the cost of recording any instruments required to discharge any liens or encumbrances against Governor's Park.

         REPRESENTATIONS AND WARRANTIES. The Partnership made limited representations and warranties to the Third Party Purchaser in the Third Party Purchase Agreement, including representations and warranties as to, among other things, the Partnership's organization, power and authority to enter into and complete transactions, absence of notice of violations, title matters, possession of Governor's Park, absence of litigation and claims, commissions, and accuracy of certain documents it provided or will provide to the Third Party Purchaser. The Third Party Purchaser has made limited representations and warranties to the Partnership including representations and warranties as to, among other things, its organization, power and authority, absence of litigation and claims, and absence of any beneficial or economic interest of the broker in the Third Party Purchaser. The survival period for both the Partnership's and the Third Party Purchaser's representations and warranties is six months after the Closing Date.

         CONDITIONS TO CLOSING. The Third Party Purchaser's obligation to close under the Third Party Purchase Agreement is subject to the fulfillment in all material respects of the following conditions precedent to the Governor's Park
Closing: (a) delivery of all documents required to be delivered by the Partnership pursuant to the terms and conditions of the Third Party Purchase Agreement; (b) the truth of each of the Partnership's representations and warranties as of the Governor's Park Closing Date in all material respects; and
(c) the Partnership's compliance with and performance of the Partnership's covenants, terms, and conditions under the Third Party Purchase Agreement. If the conditions under (a) or (c) are not met, the Third Party Purchaser may either (i) waive any of these conditions and proceed to Closing with no offset or deduction in the Governor's Park Purchase Price, (ii) if such failure constitutes a default by Seller exercise its contract remedies as set forth in the Third Party Purchase Agreement, or (iii) terminate the Third Party Purchase Agreement and have the Governor's Park Deposit returned to it. If the condition under (b) is not met, the Third Party Purchaser may exercise either of the remedies set forth in items (i) and (iii) of the foregoing sentence.

         The Partnership's obligation to close under the Third Party Purchase Agreement is subject to the fulfillment of the following conditions precedent to the Governor's Park Closing: (i) delivery of all documents required to be delivered by the Third Party Purchaser pursuant to the terms and conditions of the Third Party Purchase Agreement; (ii) the truth of each of the Third Party Purchaser's representations and warranties as of the Governor's Park Closing Date in all material respects; (iii) the Third Party Purchaser's compliance with and performance of the Third Party Purchaser's covenants, terms, and conditions under the Third Party Purchase Agreement; and (iv) the consent or approval required for the assumption and release of the Partnership's mortgage. If any of the conditions are not met, the Partnership may either waive any of the foregoing conditions and proceed to the Governor's Park Closing or terminate the Third Party Purchase Agreement. There can be no assurance that such conditions precedent can be satisfied.

         BROKERAGE. The Partnership retained CB Richard Ellis in connection with the marketing of Governor's Park and the transactions contemplated by the Third Party Purchase Agreement. The Partnership is responsible for paying the commission to the broker.

         REMEDIES. The Partnership will receive the Governor's Park Deposit as liquidated damages if the Third Party Purchaser fails to deliver (a) the documents necessary to close the transaction, (b) the Third Party Purchase Agreement Purchase Price at the time required under the Third Party Purchase Agreement or Third Party Purchaser terminates the Third Party Purchase Agreement following the loan approval period (for any reason other than the Partnership's inability to convey title as required by the Third Party Purchase Agreement) or if material defaults by the Third Party Purchaser under the Third Party Purchase Agreement are not cured within 10 days after the Third Party Purchaser receives notice thereof. If the Governor's Park Closing does not occur as a result of the Partnership's default under the Third Party Purchase Agreement, the Third Party Purchaser has not previously terminated the Third Party Purchase Agreement and the Third Party Purchaser is not otherwise in material default under the Third Party Purchase Agreement, the Third Party Purchaser's remedy for the Partnership's breach is to (i) terminate the Third Party Purchase Agreement and receive the Governor's Park Deposit and reimbursement of the Third Party Purchaser's actually incurred, reasonably verifiable third party due diligence costs up to $100,000 or (ii) seek a judicial order (including attorney's fees) requiring the Partnership's specific performance of its obligations under the Third Party Purchase Agreement.

         RISK OF LOSS. The Partnership must provide the Third Party Purchaser with prompt notification of any known fire or other casualty at Governor's Park (the "Governor's Park Damage Notice"). In the event Governor's Park is damaged or destroyed by fire or other casualty prior to the Governor's Park Closing, and the cost of repair is more than $300,000, then the Partnership has no obligation to repair such damage or destruction. Within 10 days after the Third Party Purchaser's receipt of the Governor's Park Damage Notice, the Third Party Purchaser may elect to terminate the Third Party Purchase Agreement by delivering written notice to the Partnership. In the event the Third Party Purchaser fails to terminate the Third Party Purchase Agreement within the foregoing 10 days, the transaction will close in accordance with the terms of the Third Party Purchase Agreement notwithstanding any such damage or destruction and the Third Party Purchaser will receive all insurance proceeds pertaining thereto at the Governor's Park Closing plus a credit for any insurance deductible payable by the Partnership in connection therewith. In the event the damage is less than $300,000, the transaction will be closed in accordance with the Third Party Purchase Agreement and the Partnership must make such repairs to the extent of any recovery from insurance carried on Governor's Park if they can be reasonably effected prior to the Governor's Park Closing. If the Partnership is unable to make such repairs, then the Third Party Purchaser will receive all insurance proceeds pertaining thereto at the Governor's Park Closing plus a credit for any insurance deductible payable by the Partnership in connection therewith.

         OPERATION OF GOVERNOR'S PARK. Prior to the Governor's Park Closing Date, the Partnership may operate Governor's Park in the ordinary course of business and may enter into property contracts, new leases, renew existing leases or modify, terminate or accept the surrender or forfeiture of any of the leases, modify any property contracts, or institute and prosecute any available remedies for default under any lease or property contract without first obtaining the written consent of Third Party Purchaser; provided, however, any new or modified property contracts (a) shall not in the case of a new property contract have a term in excess of 1 year, (b) shall be executed in the ordinary course of the Partnership's business and (c) in the case of new property contracts shall be terminable upon 30 days or less notice without penalty or cost and in the case of any modified property contract shall not be modified to revise the termination provisions thereof without Third Party Purchaser's prior written consent; and provided further that any new, renewed or modified leases shall not have a term in excess of 1 year, shall be executed in the Partnership's ordinary course of business and shall be on the Partnership's standard form lease. Except as necessary to address any life or safety issue at Governor's Park, the Partnership cannot make material alterations to Governor's Park or remove any fixtures or tangible personal property from Governor's Park without the Third Party Purchaser's prior written consent, which cannot be unreasonably withheld, denied, or delayed. Prior to the Governor's Park Closing Date, the Partnership may not voluntarily create or cause any lien or encumbrance to attach to Governor's Park without the approval of the Third Party Purchaser, which approval may not be unreasonably withheld or delayed. At or prior to the Governor's Park Closing, the existing management agreement for Governor's Park will be terminated.

         CLOSING DELIVERIES. At the Governor's Park Closing, the Partnership must deliver to the Third Party Purchaser, among other things: (i) a special warranty deed executed by the Partnership; (ii) a bill of sale executed by the Partnership; (iii) a general assignment executed by the Partnership; (iv) an assignment of leases and security deposits executed by the Partnership; (v) a letter prepared by the Partnership and countersigned by the Third Party Purchaser to each of the vendors under the terminated contracts informing them of the termination as of the Governor's Park Closing Date; (vi) a closing statement executed by the Partnership; (vii) a title affidavit, or at the Partnership's option, an indemnity in favor of the title insurer; (viii) a certification of the Partnership's non-foreign status; (ix) a rent roll for Governor's Park certified by the Partnership; (x) resolutions, certificates of good standing, and such other organizational documents as the title insurer shall reasonably require to consummate the transaction; (xi) an operating statement for Governor's Park as of the month immediately preceding the month the Governor's Park Closing occurs, certified by the Partnership; and (xii) such other documents reasonably necessary to consummate the transactions contemplated by the Third Party Purchase Agreement.

         The Third Party Purchaser must deliver to the Partnership at the Governor's Park Closing, among other things: (i) the Governor's Park Purchase Price; (ii) if required by the title insurer, a title affidavit or at the Third Party Purchaser's option an indemnity, pertaining to the Third Party Purchaser's activity on Governor's Park prior to the Governor's Park Closing; (iii) any declaration or statement which may be required to be submitted to the local assessor with respect to the sale of Governor's Park, (iv) a closing statement executed by the Third Party Purchaser; (v) a lease assignment countersigned by the Third Party Purchaser; (vi) a general assignment countersigned by the Third Party Purchaser; (vii) notification letters to all tenants prepared and executed by Third Party Purchaser, (viii) a countersigned counterpart of the vendor termination letters; (ix) any cancellation fees or penalties due to any vendor under any terminated contract or as a result of the termination; (x) resolutions, certificates of good standing, and such other organizational documents as the title insurer may reasonably require to consummate the transaction; (xi) if the Third Party Purchaser elects to cause and the lender has agreed to permit the loan assumption and release, all documents, instruments, guaranties, lender fees, required loan fund amounts, and other items or funds required to cause the loan assumption and release; and (xii) such other documents reasonably necessary to consummate the transactions contemplated by the Third Party Purchase Agreement.

         ASSIGNMENT. The Third Party Purchase Agreement is not assignable by the Third Party Purchaser without first obtaining the prior written approval of the Partnership, with certain exceptions as described in the Third Party Purchase Agreement.

         TERMINATION. On or before the expiration of the Governor's Park Feasibility Period, the Third Party Purchaser may terminate the Third Party Purchase Agreement for any reason, or for no reason whatsoever, in the Third Party Purchaser's sole and absolute discretion, by delivering a written notice to the Partnership. If the Third Party Purchaser exercises such right to terminate, the Third Party Purchase Agreement will terminate and the escrow agent will return the Governor's Park Deposit. Further, the Third Party Purchaser may terminate the Third Party Purchase Agreement after a loan approval period of 45 days in accordance with the conditions set forth in the Third Party Purchase Agreement. The loan approval period may be extended by the Third Party Purchaser (with the Partnership's prior consent) for two additional 15 day periods upon Third Party Purchaser's deposit of an additional $25,000 for each such extension. Either the Third Party Purchaser or the Partnership may terminate the Third Party Purchase Agreement for breach of the Third Party Purchase Agreement by the other party or the failure of the other party to meet a condition to the Third Party Purchase Agreement.

         EFFECTS OF THE SALE. After consummation of the Third Party Sale, all right, title, and interest in Governor's Park will be transferred to the Third Party Purchaser. The Partnership and its partners will no longer have any economic interests in Governor's Park or any right with respect to the operation of Governor's Park.


                                  THE AMENDMENT

         The Amendment to the Partnership Agreement will amend and restate
Section 9.2(p) as follows:

                  (p) Lease any real property from the Partnership, borrow any funds from the Partnership, or sell or lease any property to the Partnership, either directly or through any Affiliate or any other partnership in which a General Partner has an interest, provided, however, that the General Partners or an Affiliate may purchase Property in its own name and temporarily hold title thereto for the purpose of facilitating its acquisition by the Partnership or facilitating the obtaining of financing for the Partnership or any other purpose related to the business of the Partnership, provided further that (i) the Property is purchased by the Partnership for a price no greater than the cost of the Property to a General Partner or Affiliate, (ii) there is no difference in the interest rates of the loans secured by the Property at the time acquired by a General Partner or Affiliate and at the time acquired by the Partnership and (iii) neither the General Partners nor any Affiliate receive any other economic advantage by reason of holding or having held title to the Property.

         In addition, the Amendment will amend and restate Section 9.2(w) as follows:

                  (w) Permit the Partnership to enter into any contract, except as may be permitted under Section 9.2(p), with a General Partner or an affiliate as set forth in Sections 9.4(c) and
                  (d) unless such contract provides that it may be terminated by the Partnership without penalty upon 60 days prior written notice.

         In addition, the Amendment will amend and restate Section 9.1 as follows:

                  9.1 Power and Authority of Corporate General Partner. The Corporate General Partner shall have complete and exclusive control over the management of the Partnership business and affairs, and the Limited Partners shall have no right to participate in the management or conduct of the Partnership's business or affairs nor any power or authority to act for or on behalf of the Partnership in any respect whatsoever. Except as otherwise specifically provided in this Agreement, the Corporate General Partner shall have the right, power and authority, on behalf of the Partnership, and in its name, to exercise all of the rights, powers and authority of a partner of a partnership without limited partners under the Act, including the right, power and authority to purchase any or all real property from the Partnership. No Limited Partner or Assignee (except one who may also be a General Partner, and then only in his capacity as General Partner within the scope of his authority hereunder) shall participate in or have any control over the Partnership business or shall have any authority or right to act for or bind the Partnership. The Limited Partners hereby consent to the exercise by the Corporate General Partner of the powers conferred on it by this Agreement.

         The Amendment was proposed because the proposed Affiliate Sale cannot be consummated unless the Amendment is first adopted. The Amendment will allow the General Partners or their affiliates to purchase any of the Partnership's properties with the consent of U.S. Realty I Corporation. However, a sale of all or substantially all of the Properties at a single sale (other than in the ordinary course of the Partnership's business) would still require the approval of Limited Partners holding a majority of the then outstanding Units (other the sale of the last property of the Partnership). Affiliates of the General Partners currently own approximately 67.78% of the outstanding units of limited partnership interest of the Partnership. The Amendment therefore will facilitate the sale of a property to the General Partners or their affiliates.

                               THE AFFILIATE SALE

         PROPOSED SALE. Effective as of September 3, 2004, the Partnership entered into the Affiliate Purchase Agreement to sell Twin Lakes to the Affiliate Purchaser, pursuant to which the Affiliate Purchaser will purchase Twin Lakes for $11,210,472 (the "Twin Lakes Purchase Price"). The proposed terms of the Affiliate Sale are more fully described below.

         The following is a summary of the terms and conditions of the Affiliate Purchase Agreement, which may be amended or superseded at any time and from time to time by the parties; provided, however, that if any amendment materially changes the terms or conditions of the Affiliate Sale, the General Partners will provide an opportunity for the unaffiliated Limited Partners to object.

         PURCHASE PRICE. Pursuant to the Affiliate Purchase Agreement, the Twin Lakes Purchase Price is $11,210,472. The Twin Lakes Purchase Price is subject to prorations and adjustments at the Twin Lakes Closing (as defined below) as provided in the Affiliate Purchase Agreement.

         EXISTING LOAN. Up until the Twin Lakes Closing Date, the Partnership is responsible for all principal payments required to be paid under the Partnership's note, together with all interest accrued. The Affiliate Purchaser will be responsible for the payment of all principal required to be paid from and after the Twin Lakes Closing, together with all interest accruing under the Partnership's note, in accordance with the terms and conditions set forth in the Affiliate Purchase Agreement.

         TITLE. The Affiliate Purchaser may cause title to Twin Lakes to be examined at its sole cost and expense. The Affiliate Purchaser agrees to accept the following exceptions to the title to Twin Lakes: (i) all exceptions to title to the land shown on any title examination which the Affiliate Purchaser obtains; (ii) all leases and any other occupancy, residency, lease, tenancy and similar agreements entered into in the ordinary course of business; and (iii) all assignments, levies and ad valorem taxes related to the real and personal property constituting the Property.

         CLOSING. The closing of the Affiliate Sale is to occur as promptly as possible after the satisfaction or waiver of all of the conditions to closing contained in the Affiliate Purchase Agreement (the "Twin Lakes Closing Date"). The Affiliate Purchaser has the right to extend the Twin Lakes Closing Date in its sole discretion for up to two hundred seventy (270) days. At any time prior to the Twin Lakes Closing, either party may terminate the Affiliate Purchase Agreement, in each case acting in their sole discretion and for any reason or no reason, upon written notice. In such case, the Affiliate Purchase Agreement and the transactions contemplated thereby will be terminated without liability on the part of either party.

         COSTS AND FEES. The Affiliate Purchaser will pay the cost of all transfer, sales, use and excise taxes and recording costs and all other closing costs and fees with respect to the Twin Lakes Closing.

         REPRESENTATIONS AND WARRANTIES. The Partnership made limited representations and warranties to the Affiliate Purchaser in the Affiliate Purchase Agreement, including representations and warranties as to, among other things, the Partnership's organization, power and authority to enter into and complete transactions, title matters, possession of Twin Lakes, and commissions. The Affiliate Purchaser has made limited representations and warranties to the Partnership including representations and warranties as to, among other things, its organization, power and authority, absence of litigation and claims, and commissions.

         CONDITIONS TO CLOSING. The Affiliate Purchaser's obligation to close under the Affiliate Purchase Agreement is subject to the fulfillment in all material respects of the following conditions precedent to the Twin Lakes
Closing: (a) delivery of all documents required to be delivered by the Partnership pursuant to the terms and conditions of the Affiliate Purchase Agreement; (b) the truth of each of the Partnership's representations and warranties as of the Twin Lakes Closing Date in all material respects; (c) the Partnership's compliance with and performance of the Partnership's covenants, terms, and conditions under the Affiliate Purchase Agreement; (d) obtaining of the consent or approvals of any federal or state authorities having jurisdiction over Twin Lakes, to the extent required; and (e) prior written consent or approval by the lender of the assumption of the mortgage indebtedness secured by Twin Lakes and of the sale, and all other required consents and approvals to the sale have been obtained, on terms and conditions reasonably acceptable to the Affiliate Purchaser.

         The Partnership's obligation to close under the Affiliate Purchase Agreement is subject to the fulfillment of the following conditions precedent to the Twin Lakes Closing: (i) the truth of each of the Affiliate Purchaser's representations and warranties as of the Twin Lakes Closing Date and as of the Effective Date in all material respects; (ii) the Affiliate Purchaser's compliance with and performance of the Affiliate Purchaser's covenants, terms, and conditions under the Affiliate Purchase Agreement; (iii) receipt by the Partnership of all consents and approvals to the consummation of the transactions (a) of the Partnership's partners, including the failure of Limited Partners to object to the sale as described in this Information Statement, (b) that are required by law, or (c) that are required by the partnership agreement, as amended; and (iv) obtaining of the consent or approvals of any federal or state authorities having jurisdiction over Twin Lakes, to the extent required.

         RISK OF LOSS. The risk of loss or damage to Twin Lakes by reason of any insured or uninsured casualty during the period through and including the Twin Lakes Closing Date will be borne by the Partnership. The Partnership must maintain all of its existing insurance coverage on Twin Lakes in full force and effect until the Twin Lakes Closing Date, without material modification. In the event of any material damage to or destruction of Twin Lakes or any portion, the Affiliate Purchaser may, at its option, by notice within ten (10) days after the Affiliate Purchaser is notified of such material damage or destruction: (i) unilaterally terminate the Affiliate Purchase Agreement, or (ii) proceed under the Affiliate Purchase Agreement with no reduction in the Affiliate Purchase Price, receive any insurance proceeds, together with the amount of any deductible with respect to such insurance proceeds, and assume responsibility for repair of Twin Lakes. If Twin Lakes is not materially damaged, then the Affiliate Purchaser may not terminate the Affiliate Purchase Agreement, but all insurance proceeds, together with the amount of any deductible with respect to the insurance proceeds, will be paid or assigned to the Affiliate Purchaser and the Affiliate Purchaser will assume responsibility for repair. "Material damage" means damages reasonably exceeding $500,000 to repair, as determined by an independent insurance claims adjuster doing business in the county in which Twin Lakes is located, which claims adjuster must be reasonably satisfactory to the Partnership and the Affiliate Purchaser.

         CLOSING DELIVERIES. At the Twin Lakes Closing, the Partnership must deliver to the Affiliate Purchaser, among other things: (i) a bill of sale executed by the Partnership; (ii) a general assignment executed by the Partnership; (iii) a release and assumption agreement relating to the mortgage documents executed by the Partnership; (iv) a closing statement executed by the Partnership; (v) a certification of the Partnership's non-foreign status; (vi) any other items including, without limitation, leases, property contracts, lease files, key, and books and records (in each case in the Partnership's possession and control); and (vii) such other documents reasonably necessary to consummate the transactions contemplated by the Affiliate Purchase Agreement.

         The Affiliate Purchaser must deliver to the Partnership at the Twin Lakes Closing, among other things: (i) the Twin Lakes Purchase Price; (ii) a closing statement executed by the Affiliate Purchaser; (iii) a countersigned counterpart of the bill of sale by the Affiliate Purchaser; (iv) a general assignment countersigned by the Affiliate Purchaser; (v) a countersigned counterpart by the Affiliate Purchaser of the release and assumption agreement; and (vi) such other documents reasonably necessary to consummate the transactions contemplated by the Affiliate Purchase Agreement.

         ASSIGNMENT. The Affiliate Purchase Agreement is not assignable by either party without first obtaining the prior written approval of the non-assigning party; provided that either party has the right to assign the Affiliate Purchase Agreement to an affiliate without the consent of the other party.

         TERMINATION. At any time prior to Closing, either party may terminate the Affiliate Purchase Agreement, in each case acting in their sole discretion and for any reason or no reason, upon written notice. In such case, the Affiliate Purchase Agreement and the transactions contemplated will be terminated without liability on the part of either party.

         EFFECTS OF THE SALE. After consummation of the Affiliate Sale, all right, title, and interest in Twin Lakes will be transferred to the Affiliate Purchaser. The Partnership and its partners will no longer have any economic interests in Twin Lakes or any right with respect to the operation of Twin Lakes. The AIMCO Operating Partnership's interest in the net gain of Twin Lakes ($118,000 for the year ended December 31, 2003) will increase to 100%. The AIMCO Operating Partnership's interest in the net book value will also increase to 100%.

                       THE PARTNERSHIP AND THE PROPERTIES

         THE PARTNERSHIP. The Partnership was organized on January 23, 1986 under the laws of the State of South Carolina. Its primary business is to invest in real estate ownership and related operations. The Partnership was formed for the purpose of acquiring, maintaining, operating, selling, and otherwise acquiring, investing in and dealing with commercial, residential and combined office/warehouse real estate and to engage in related or incidental activities.

         The Partnership's principal executive offices are located at 55 Beattie Place, P.O. Box 1089, Greenville, South Carolina 29602, telephone number (864)- 239-1000. The General Partners' principal executive offices are located at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237, telephone number (303) 757-8101.

         THE GENERAL PARTNERS. U.S. Realty I Corporation, a South Carolina corporation, and AIMCO Properties, L.P., a Delaware limited partnership, are the general partners of the Partnership. The General Partners own an aggregate 1% general partnership interest in the Partnership. The General Partners are affiliates of AIMCO. See "Conflicts of Interest" and "AIMCO" in this Information Statement.

         THE PROPERTIES. Governor's Park is a 154-unit apartment complex located in Little Rock, Arkansas. Twin Lakes is a 262-unit apartment complex located in Palm Harbor, Florida. The Properties are managed by entities that are wholly-owned subsidiaries of the AIMCO Operating Partnership. Pursuant to the management agreements between the property managers and the Partnership, the property managers operate the Properties and are responsible for maintenance, the purchase of equipment and supplies, and the selection and engagement of all vendors, suppliers and independent contractors.

         MORTGAGES. The following shows certain information regarding the outstanding mortgages encumbering Governor's Park and Twin Lakes as of June 30, 2004:

                                   Monthly
                                   Payment
                 Principal         Including                                                               Principal
                Balance (in       Interest (in        Stated          Amortization                       Balance Due at
 Property      the thousands)    the thousands)    Interest Rate         Period         Maturity Date       Maturity
----------     -------------     -------------     -------------      -------------     -------------     -------------
Governor's
   Park
Apartments     $       3,460     $          32              7.93%        240 months          9/1/2020     $           0

Twin Lakes
Apartments     $       6,633     $          61              7.98%        240 months          9/1/2020     $           0

     TOTAL     $      10,093

         FINANCIAL INFORMATION. Certain financial information relating to the Partnership is hereby incorporated by reference to the audited financial statements for the Partnership's 2003 and 2002 fiscal years set forth in Part II, Item 7 of the Partnership's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the SEC (the "2003 10-K") and the unaudited financial statements for the six months ended June 30, 2004 and 2003 filed with the SEC on August 13, 2004 (the "2004 10-Q"). Such reports and other information may be inspected at the public reference facilities maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Room of the SEC in Washington, D.C. at prescribed rates. The SEC also maintains a site on the World Wide Web at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

         Pro forma financial statements reflecting the effect of the Affiliate Sale for the year ended December 31, 2003 are attached to this Information Statement as Appendix A.

         LEGAL PROCEEDINGS. On August 8, 2003 AIMCO Properties L.P., one of the General Partners, was served with a complaint in the United States District Court,District of Columbia alleging that AIMCO Properties L.P. willfully violated the Fair Labor Standards Act ("FLSA") by failing to pay maintenance workers overtime for all hours worked in excess of forty per week. On March 5, 2004, the plaintiffs filed an amended complaint also naming NHP Management Company, which is also an affiliate of the General Partners. The complaint is styled as a Collective Action under the FLSA and seeks to certify state subclasses in California, Maryland, and the District of Columbia. Specifically, the plaintiffs contend that AIMCO Properties L.P. failed to compensate maintenance workers for time that they were required to be "on-call." Additionally, the complaint alleges AIMCO Properties L.P. failed to comply with the FLSA in compensating maintenance workers for time that they worked in responding to a call while "on-call." The defendants have filed an answer to the amended complaint denying the substantive allegations. Some discovery has taken place and settlement negotiations continue. Although the outcome of any litigation is uncertain, AIMCO Properties, L.P. does not believe that the ultimate outcome will have a material adverse effect on its financial condition or results of operations taken as a whole. Similarly, the General Partners do not believe that the ultimate outcome will have a material adverse effect on the Partnership's financial condition or results of operations taken as a whole.

         The Central Regional Office of the United States Securities and Exchange Commission is conducting an investigation relating to certain matters. AIMCO believes the areas of investigation include AIMCO's miscalculated monthly net rental income figures in third quarter 2003, forecasted guidance, accounts payable, rent concessions, vendor rebates, and capitalization of expenses and payroll. AIMCO is cooperating fully. AIMCO does not believe that the ultimate outcome will have a material adverse effect on its consolidated financial condition or results of operations taken as a whole. Similarly, the General Partners do not believe that the ultimate outcome will have a material adverse effect on the Partnership's financial condition or results of operations taken as a whole.

         The Partnership is unaware of any other pending or outstanding litigation matters involving it or its investment properties that are not of a routine nature arising in the ordinary course of business.

                          SUMMARY FINANCIAL INFORMATION

         The summarized financial information of the Partnership set forth below for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 is based on audited financial statements that are contained in the Partnership's Annual Reports on Form 10-KSB. This information should be read in conjunction with such financial statements, including the notes thereto, and "Management's Discussion and Analysis or Plan of Operation" in the Partnership's Annual Report on Form 10-KSB for the year ended December 31, 2003.

                                                                    For the Year Ended December 31,
                                                     ----------------------------------------------------------------
                                                       2003          2002          2001          2000          1999
                                                     --------      --------      --------      --------      --------
                                                               ($ in thousands, except per LP interest data)
Operating Data:
             Total Revenues                          $  3,108      $  3,129      $  3,110      $  3,163      $  3,105
             Income from discontinued operations           --            --            --            --           256
             Gain on sale of discontinued
               operations                                  --            --            --            --         4,626
             Net Income (Loss)                             67           148           (50)          375         5,010
             Net Income (Loss) per unit                  0.05          0.12         (0.04)         0.30          3.73
             Distributions per unit                      0.31          0.00          0.00          5.76          0.00


Balance Sheet Data:
             Cash and cash equivalents (Note A)            88           103           134           659             0
             Investment properties, net of
               accumulated depreciation                 9,870        10,360        10,545        10,902        10,766
             Total Assets                              10,318        10,921        11,151        12,061        11,758
             Mortgage Note Payable                     10,242        10,523        10,783        11,023         3,810
             General Partners' (Deficit) Capital          (10)           (3)           (4)           (4)            4
             Limited Partners' (Deficit) Capital         (330)          (19)         (166)         (116)        6,546
             Partners' (Deficit) Capital                 (340)          (22)         (170)         (120)        6,550
             Book value per LP unit                     (0.27)        (0.02)        (0.14)        (0.09)         5.36
             Total Distributions                          385             0             0         7,045             0


Cash Flows:
             Net (decrease) increase in cash and
               cash equivalents                           (15)          (31)         (525)          659             0
             Net cash provided by (used in)
               operating activities                         5          (356)          551         1,156         1,206


         Note A-Cash and cash equivalents as of December 31, 1999 was classified as restricted. There was no unrestricted cash available at 12/31/1999


                    TRANSACTIONS INVOLVING PARTNERSHIP UNITS

         DISTRIBUTIONS. The following table shows, for each of the years indicated, the distributions paid to all partners for such years.

YEAR ENDED DECEMBER 31,       AMOUNT
-----------------------    ------------
        2001               $          0
        2002                          0
        2003                    385,000
2004 (through July 31)                0
-----------------------    ------------
TOTAL                      $    385,000


         SECONDARY MARKET TRANSACTIONS. Secondary market sales information is not a reliable measure of value because of the limited amount of any known trades. Except for offers made by the General Partners and unaffiliated third parties, privately negotiated sales and sales through intermediaries are the only means that may be available to a limited partner to liquidate an investment in units because the units are not listed or traded on any exchange or quoted on Nasdaq, on the Electronic Bulletin Board, or in "pink sheets." Secondary sales activity for the units, including privately negotiated sales, has been limited and sporadic.

         Set forth below are the high and low sale prices of units for the years ended December 31, 2002 and 2003 and the period ended July 31, 2004, as reported by The Direct Investments Spectrum (formerly known as The Partnership Spectrum), which is another independent, third-party source. The gross sales prices reported by The Direct Investments Spectrum do not necessarily reflect the net sales proceeds received by sellers of units, which typically are reduced by commissions and other secondary market transaction costs to amounts less than the reported price. The Direct Investments Spectrum represents only one source of secondary sales information, and other services may contain prices for the units that equal or exceed the sales prices reported in The Direct Investments Spectrum. Neither AIMCO nor the General Partners can confirm whether or not the information compiled by The Direct Investments Spectrum is accurate or complete.


                SALES PRICES OF PARTNERSHIP UNITS, AS REPORTED BY
                        THE DIRECT INVESTMENTS SPECTRUM

                Calendar Quarters                                        High             Low
                -----------------                                        ----             ---
         2002
                  First Quarter                                          $3.50            N/A
                  Second Quarter                                          N/A             N/A
                  Third Quarter                                           N/A             N/A
                  Fourth Quarter                                          N/A             N/A

         2003
                  First Quarter                                           N/A             N/A
                  Second Quarter                                          N/A             N/A
                  Third Quarter                                           N/A             N/A
                  Fourth Quarter                                          N/A             N/A

         2004
                  First Quarter
                  Second Quarter                                          N/A             N/A


         Set forth below are the high and low sale prices of units for the fourth quarter of 2002 and for 2003 and the period ended July 31, 2004, as reported by the American Partnership Board, which is another independent, third-party source. The gross sales prices reported by the American Partnership Board do not necessarily reflect the net sales proceeds received by sellers of units, which typically are reduced by commissions and other secondary market transaction costs to amounts less than the reported price. The American Partnership Board represents only one source of secondary sales information, and other services may contain prices for the units that equal or exceed the sales prices reported in the American Partnership Board. Neither AIMCO nor the General Partners can confirm whether or not the information compiled by the American Partnership Board is accurate or complete.

                 SALES PRICES OF PARTNERSHIP UNITS, AS REPORTED
                       BY THE AMERICAN PARTNERSHIP BOARD

                Calendar Quarters                                        High             Low
                -----------------                                        ----             ---
         2002
                  Fourth Quarter                                          N/A             N/A

         2003
                  First Quarter                                           N/A             N/A
                  Second Quarter                                          N/A             N/A
                  Third Quarter                                           N/A             N/A
                  Fourth Quarter                                          N/A             N/A

         2004
                  First Quarter
                  Second Quarter                                          N/A             N/A


         PRIOR TENDER OFFERS. In December 2003, the AIMCO Operating Partnership commenced a tender offer to purchase units at the price of $2.35 per unit, based on a calculated liquidation value of the Partnership, using the direct capitalization method, which involves applying a capitalization rate to the Partnership's annual residential property income, then adjusting this value for liabilities, non-real estate assets, and certain other costs and then determining the proceeds that would be paid to limited partners in the event of a liquidation of the Partnership. The AIMCO Operating Partnership acquired 63,533 units, representing approximately 5.10% of the outstanding units of the Partnership, pursuant to that offer.

         In August 2002, the AIMCO Operating Partnership commenced a tender offer to purchase units at the price of $0.65 per unit, based on a calculated liquidation value of the Partnership, using the direct capitalization method, which involves applying a capitalization rate to the Partnership's annual residential property income, then adjusting this value for liabilities, non-real estate assets, and certain other costs and then determining the proceeds that would be paid to limited partners in the event of a liquidation of the Partnership. The AIMCO Operating Partnership acquired 9,294 units, representing approximately 0.75% of the outstanding units of the Partnership, pursuant to that offer.

         PRIOR PURCHASES BY AFFILIATES. Other than pursuant to the tender offers described above, the AIMCO Operating Partnership and its affiliates have purchased no units (including any units repurchased by the Partnership) during the past two years:

                              CONFLICTS OF INTEREST

         The General Partners owe fiduciary duties of care and loyalty to the Partnership and the Limited Partners. However, the General Partner are affiliates of AIMCO and the Affiliate Purchaser. The General Partners and the Affiliate Purchaser may be deemed to be under common control of AIMCO. AIMCO proposed the Affiliate Sale and determined the timing, structure, price and other terms of the Affiliate Sale. AIMCO and its affiliates, including the General Partners, may have interests that conflict with your interest as a Limited Partner. You should consider these factors before deciding whether or not to object to the Affiliate Sale.

         AIMCO and its affiliates will realize substantial benefits from the proposed sale of Twin Lakes to the Affiliate Purchaser and the consummation by the Affiliate Purchaser of the transactions discussed in this Information Statement. First, the General Partners and their affiliates will receive an estimated $3,011,646 of proceeds from the sale of Twin Lakes as distributions upon their interests in the Partnership (not including payment of fees in connection with the sale). Second, the Affiliate Purchaser will be entitled to the net sales proceeds from a future sale of Twin Lakes.

         An affiliate of the General Partners received reimbursement of accountable administrative expenses amounting to approximately $84,000, $115,000 and $39,000 for the years ended December 31, 2003 and 2002 and for the six months ended June 30, 2004, respectively. Included in these amounts are fees related to construction management services provided by an affiliate of the General Partners of approximately $24,000, for the year ended December 31, 2002. There were no such fees during the year ended December 31, 2003 or the six months ended June 30, 2004. The construction management service fees are calculated based on a percentage of current additions to both Properties.

         Affiliates of the AIMCO Operating Partnership provide property management services for the Properties. Such affiliates earned approximately $153,000 during both 2002 and 2003 and approximately $76,000 during the six months ended June 30, 2004 from the Partnership for management fees and other services provided to the Partnership.

         During the years ended December 31, 2003 and 2002, an affiliate of the General Partners advanced the Partnership approximately $62,000 and $137,000 to pay property tax bills and other expenses. During 2003 and 2002, the Partnership repaid advances and accrued interest of approximately $141,000 and $124,000. During the six months ended June 30, 2004, the Partnership repaid advances and accrued interest of approximately $56,000. In accordance with the Partnership Agreement, interest is charged at prime plus 2%. As of June 30, 2004, the

Partnership owed an affiliate of the General Partners approximately $8,000 on such advances, including accrued interest. A portion of the proceeds from the sales, after payment of certain transaction costs but before any distribution of proceeds to the Limited Partners, will be used to pay accrued but unpaid fees and other indebtedness of the Partnership owed to the General Partners and its affiliates, including accrued interest thereon.

         The Partnership insures the Properties up to certain limits through coverage provided by which is generally self-insured for a portion of losses and liabilities related to workers compensation, property casualty and vehicle liability. The Partnership insures its Properties above those limits through insurance policies obtained by AIMCO from insurers unaffiliated with the General Partners. During the years ended December 31, 2002 and 2003 and the six months ended June 30, 2004, the Partnership paid affiliates of the General Partner approximately $51,000, $42,000 and $28,000, respectively, for insurance coverage and fees associated with policy claims administration.

         From time to time, the AIMCO Operating Partnership and its affiliates have purchased units of the Partnership in the past with a view to making a profit. At July 31, 2003, the AIMCO Operating Partnership and its affiliates held 828,227 units, or approximately 67.78% of the outstanding units.

         The General Partners generally are liable for all recourse debts and other liabilities of the Partnership. The sales would reduce the General Partners' liability for Partnership debt and liabilities that increase over time through the accrual of interest or otherwise and for liabilities and recourse debt that the Partnership may incur in the future.

            INFORMATION CONCERNING THE AFFILIATE PURCHASER AND AIMCO

         THE AFFILIATE PURCHASER. The Affiliate Purchaser is Twin Lakes Associates, L.P., a Delaware limited partnership wholly-owned by the AIMCO Operating Partnership. The Purchaser was formed solely for the purposes of owning and operating Twin Lakes.

         AIMCO. AIMCO is a Maryland corporation formed on January 10, 1994. AIMCO is a self-administered and self-managed real estate investment trust (a "REIT") engaged in the acquisition, ownership, management and redevelopment of apartment properties. As of June 30, 2004, AIMCO owned or managed a real estate portfolio of 1,578 apartment properties containing 278,011 apartment units located in 47 states, the District of Columbia and Puerto Rico. Based on apartment unit data compiled by the National Multi Housing Council, as of December 31, 2003, AIMCO was the largest REIT owner and operator of apartment properties in the United States. AIMCO's portfolio includes garden style, mid-rise and high-rise properties and we serve approximately one million residents per year.

         AIMCO owns an equity interest in, and consolidates the majority of, the properties in its owned real estate portfolio. These properties represent the consolidated real estate holdings in its financial statements ("consolidated properties"). In addition, AIMCO has an equity interest in, but does not consolidate, certain properties that are accounted for under the equity method. These properties represent the investment in unconsolidated real estate partnerships in its financial statements ("unconsolidated properties"). Additionally, AIMCO manages (both property and asset) but does not own an equity interest in other properties, although in certain cases AIMCO may indirectly own generally less than one percent of the operations of such properties through a partnership syndication or other fund. The equity holdings and managed properties are as follows as of June 30, 2004:


                                                  TOTAL PORTFOLIO
                                              -------------------------
                                              PROPERTIES       UNITS
                                              ----------     ----------
       Consolidated properties                       698        174,760
       Unconsolidated properties                     382         54,245
       Property managed for third parties             82          9,534
       Asset managed for third parties               416         39,472
                                              ----------     ----------
       Total                                       1,578        278,011
                                              ----------     ----------

         AIMCO owns a majority of the ownership interests in the AIMCO Operating Partnership. Through AIMCO's wholly owned subsidiaries, AIMCO-GP, Inc. ("AIMCO-GP") and AIMCO-LP, Inc., AIMCO held approximately an 89% interest in the common partnership units and equivalents of the AIMCO Operating Partnership as of December 31, 2003. AIMCO conducts substantially all of its business and owns substantially all of its assets through the AIMCO Operating Partnership.

         The principal executive offices of each of AIMCO, AIMCO-GP, the AIMCO Operating Partnership, and the Affiliate Purchaser are located at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237, and their telephone number is (303) 757-8101.

         The names, positions and business addresses of the directors and executive officers of AIMCO, as well as a biographical summary of the experience of such persons for the past five years or more, are set forth on Annex I attached hereto and are incorporated in this Information Statement by reference.

         During the past five years, none of AIMCO, AIMCO-GP or the AIMCO Operating Partnership, nor, to the best of their knowledge, any of the persons listed in Annex I (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (ii) was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws, or finding any violation with respect to such laws.

                              PLANS AFTER THE SALES

         After the sale of Twin Lakes, the Affiliate Purchaser will own and operate Twin Lakes. The Affiliate Purchaser, as the sole owner of Twin Lakes, may enter into transactions involving Twin Lakes, including, without limitation, a refinancing, reduction or increase of the indebtedness relating to Twin Lakes, a sale of Twin Lakes to a third party, or redevelopment of Twin Lakes.

         If the Partnership sells Twin Lakes and Governor's Park, the Partnership will dissolve in accordance with the terms of the Partnership Agreement.

         The units of limited partnership interest of the Partnership are registered under Section 12(g) of the Exchange Act. Registration of the units under the Exchange Act may be terminated upon application of the Partnership to the SEC if the units are neither listed on a national securities exchange nor held by 300 or more holders of record. After the sale of all or substantially all of the Partnership's properties and the distribution of the proceeds, pursuant to the terms of the Partnership Agreement, the Partnership will dissolve. After a dissolution of the Partnership, the Partnership will apply to deregister the units under the Exchange Act.


                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         The following is a discussion of the material United States federal income tax consequences of the sales of the Properties and is based upon current United States federal tax law, which is subject to change, possibly with retroactive effect. This discussion does not address all aspects of United States federal income taxation that may be relevant in the particular circumstances of each Limited Partner or to Limited Partners subject to special treatment (including, but not limited to, corporations, foreign persons, limited partners subject to the alternative minimum tax, and tax exempt organizations) under the Code. In addition, this discussion does not address any state, local, or other tax consequences, however, it should be noted that a Limited Partner could be subject to income taxation by state, local, or other taxing authorities where the Properties are located or where the Limited Partner resides. The Partnership also may be obligated to withhold state or local income taxes from any proceeds ultimately distributed to a Limited Partner, which generally may be creditable against any state or local tax liability of a Limited Partner. Limited Partners are urged to consult their tax advisors as to the specific tax consequences to them of the sales of the Properties.

         TAX CONSEQUENCES IF THE AMENDMENT IS EFFECTED. There will be no Federal or state income tax consequences resulting solely from the Amendment.

         TAX CONSEQUENCES IF THE PROPERTIES ARE SOLD. If the Properties are sold, the Partnership will recognize gain as a result of the sales. The amount of gain recognized by the Partnership will be equal to the excess of the sum of the cash and other property received in exchange for the Properties plus the amount of liabilities assumed by the purchasers, over the Partnership's adjusted bases in the Properties. The gain recognized with respect to the Properties will be allocated to the partners, including Limited Partners, in accordance with the Partnership Agreement. The total amount of gain that will be recognized by Limited Partners in the event the Properties are sold is estimated to be $3.90 per unit for the Third Party Sale and $7.63 per unit for the Affiliate Sale, assuming that the sales were consummated on June 30, 2004.

         Although gain from a sale of real property such as the Properties is generally taxed as Section 1231 gain that is taxed at the same rates as capital gain income (currently 15% for federal income tax purposes), under special rules that apply to real property that has been depreciated, it is expected that all of the gain from the sales will be taxed as "unrecaptured section 1250 gain." The maximum rate of tax that "unrecaptured section 1250 gain" may be taxed at is 25% for federal income tax purposes. Generally, the "unrecaptured section 1250 gain" tax rate applies only to individuals, trusts, and estates. The amounts of "unrecaptured section 1250 gain" from the sales are estimated to be $3.90 per unit for the Third Party Sale and $7.63 per unit for the Affiliate Sale, assuming that the Sale was consummated on June 30, 2004. These estimates are based upon information currently available to the Partnership. There can be no assurance that these estimates will prove accurate. Each Limited Partner should consult his or her tax advisor regarding the tax consequences to him or her.

         Gain in excess of depreciation recapture gain and unrecaptured section 1250 gain generally will be taxed as section 1231 gain, which may be taxed at capital gain rates depending upon a Limited Partner's individual tax circumstances. Generally, this special capital gains tax rate applies only to individuals, trusts, and estates, however, none of the gain is expected to be taxed as section 1231 gain.

         If a Limited Partner possesses suspended tax losses, tax credits, or other items of tax benefit, such items may potentially be used to reduce any tax liability that arises with respect to the gain recognized as a result of the Sale. The determination of whether a Limited Partner possesses suspended tax losses, tax credits, or other items of tax benefit that may be used to reduce any gain resulting from the sales will depend upon each Limited Partner's individual circumstances. Limited Partners are urged to consult with their tax advisors in this regard.

         Cash distributed to a Limited Partner from the proceeds of the sales, after repayment of the Partnership's debts and any deemed distribution of cash to a Limited Partner resulting from any assumption of Partnership indebtedness in connection with the sale of the Properties or the repayment of Partnership indebtedness will be treated as a nontaxable return of capital to the extent of such Limited Partner's basis in his interest in the Partnership and then as gain from the sale or exchange of such Partnership interest to the extent in excess of such basis. A Limited Partner may include in his basis in his Partnership interest any gain recognized as a result of the sale of the Properties. Generally, any gain recognized as a result of distributions, including deemed distributions, by the Partnership will be capital gain except to the extent the gain is considered to be attributable to unrealized receivables of the Partnership or depreciation claimed with respect to the Properties. In addition, proceeds available for distribution to the Limited Partners from the Sale after repayment of the Partnership's debts may be less than the gain recognized by the Partnership that is allocable to the Partners, any gain that is recognized by a Limited Partner as a result of the distributions made by the Partnership, and any tax liability resulting therefrom. Accordingly, the Limited Partners may be required to use funds from sources other than distributions from the Partnership in order to pay any tax liabilities that may arise as a result of the foregoing.

         The Properties have been substantially or fully depreciated for United States federal income tax purposes. As a result, it is likely that continued operation of the Properties will generate income that will be taxable to the Limited Partners because it is unlikely that there will be adequate depreciation and other deductions equal to or greater than the income generated from the Properties. However, it is anticipated that there will not be any cash available for distribution to the Limited Partners because it is expected that all or substantially all of the Properties' cash flow will be used to service the Partnership's liabilities. The Partnership also will continue to incur the administrative costs of operation, including the cost of preparing and filing a partnership tax return. If a Limited

Partner possesses suspended tax losses, tax credits, or other items of tax benefit, such items may potentially be used to reduce any tax liability that arises with respect to any net income taxable to the Limited Partner as a result of the continued operation of the Properties by the Partnership. Limited Partners are urged to consult their tax advisors in this regard.

         EACH LIMITED PARTNER IS URGED TO CONSULT HIS OR HER TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE THIRD PARTY SALE AND THE AFFILIATE SALE, INCLUDING THE APPLICATION OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

                               SECURITY OWNERSHIP

         The following table sets forth certain information regarding the units owned by each person or entity known to own beneficially or exercise voting or dispositive control over more than 5% of the units as of July 31, 2004.

       Name of Beneficial Owner                     Number of Units                       Percent of Class
       ------------------------                     ---------------                       ----------------
AIMCO Properties, L.P.                                  828,227                                67.78%
4582 South Ulster St. Parkway,
Suite 1100,
Denver, Colorado 80237


                                APPRAISAL RIGHTS

         Limited Partners are not entitled to dissenters' appraisal rights under applicable law or the Partnership Agreement in connection with the sale of Partnership assets or an amendment to the Partnership Agreement. However, the Partnership is providing each Limited Partner with contractual dissenters' appraisal rights that are based upon the dissenters' appraisal rights that a Limited Partner would have were the Limited Partner a shareholder in a corporate merger under the corporation laws of the state of Delaware. This appraisal proceeding will be decided by arbitration conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association by a panel of three arbitrators who will follow the statutory provisions otherwise governing such dissenters' appraisal rights and who will conduct the proceedings in Denver, Colorado. Any arbitration award can be appealed in the Federal District Court located in Denver, Colorado. These appraisal rights enable a Limited Partner to obtain an arbitrated appraisal of the value of the Limited Partner's interest in the Partnership, and entitle a Limited Partner to receive the arbitrated appraised value of the Limited Partner's interest in the Partnership in connection with the Third Party Sale, the Amendment, and the Affiliate Sale. A copy of these corporation laws, as they relate to these rights, is attached to this Information Statement as Exhibit B. Prosecution of these contractual appraisal rights will involve an arbitration proceeding, and consideration paid to a Limited Partner after the prosecution of such contractual appraisal rights, which will take a period of time that cannot be predicted with accuracy, will be a cash payment, resulting in a taxable event to such Limited Partner. The Limited Partners must exercise the dissenters' appraisal rights by making a demand in writing to the Partnership within 20 days after the mailing of notice of the first to occur of the Third Party Sale, the Amendment, or the Affiliate Sale. The Unaffiliated Limited Partners will be notified by U.S. mail within 10 days after the first to occur of the Third Party Sale, the Amendment, or the Affiliate Sale.

                                CONSENTS REQUIRED

         The General Partner has set the close of business on [____________], 2004 as the Record Date for the determination of Limited Partners entitled to notice of and to object to the Affiliate Sale. Only Limited Partners of record as of the Record Date will be entitled to object to the Affiliate Sale.

         The Partnership Agreement requires the vote of Limited Partners owning more than 50% of the total outstanding units which actually vote on the issue to approve the Amendment. Also, the sale of all or substantially all of the properties of the Partnership at a single sale (or series of sales to one person made pursuant to a single plan) requires the approval of Limited Partners holding a majority of the then outstanding units. As of the Record

Date, there were 1,222,000 units issued and outstanding, and each unit represents less than 0.01% interest in the Partnership. Affiliates of the General Partners currently own approximately 67.78% of the outstanding units and will consent to the Third Party Sale, the Amendment, and the Affiliate Sale on the terms described in this Information Statement. Therefore, the General Partners and their affiliates can and will vote to approve the Third Party Sale, the Amendment, and the Affiliate Sale without the vote of any other Limited Partner. However, as described in this Information Statement, the General Partners will not consummate the Affiliate Sale if the holders of a majority of the units held by Unaffiliated Limited Partners object in writing to the Affiliate Sale in the manner described in this Information Statement. Therefore, if holders of more than 196,926 units, or 16.12% of the outstanding units, object to the Affiliate Sale in the manner described in this Information Statement, the Affiliate Sale will not be consummated.

         Abstentions will not be treated as objections. Abstentions and broker non-votes will not be counted as consents in favor of the proposals.

                              NOTICES OF OBJECTION

         LIMITED PARTNERS WHO DESIRE TO OBJECT TO THE PROPOSED AFFILIATE SALE SHOULD DO SO BY SIGNING, DATING AND DELIVERING THE NOTICE OF OBJECTION INCLUDED WITH THIS INFORMATION STATEMENT TO THE INFORMATION AGENT BY MAIL IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE, BY OVERNIGHT COURIER OR BY FACSIMILE AT THE ADDRESS OR FACSIMILE NUMBER SET FORTH ABOVE AND ON THE NOTICE OF OBJECTION, ALL IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED IN THIS INFORMATION STATEMENT.

         All Notices of Objection that are properly completed, signed and delivered to the Information Agent prior to the Expiration Date and not properly revoked (see "Revocation of Objection" below) will be given effect in accordance with the specifications contained in the Notice of Objection. IF A NOTICE OF OBJECTION IS PROPERLY COMPLETED, SIGNED, AND DELIVERED TO THE INFORMATION AGENT, THE LIMITED PARTNER WILL NOT BE DEEMED TO HAVE OBJECTED, IF NONE OF THE BOXES MARKED "OBJECTS" OR "ABSTAINS" ARE MARKED.

         All Notices of Objection must be executed in exactly the same manner as the name(s) in which ownership of the units is registered. If the units to which a Notice of Objection relates are held by two or more joint holders, all of those holders should sign the Notice of Objection. If a Notice of Objection is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary, agency or representative capacity, such person must so indicate when signing and submit with the Notice of Objection evidence satisfactory to the Partnership of authority to execute the Notice of Objection.

         All questions as to the validity, form and eligibility (including time of receipt) regarding the Notices of Objection will be determined by the General Partners in their sole discretion, which determination will be conclusive and binding. The General Partners reserve the right to reject any or all Notices of Objection that are not in proper form. The General Partners also reserve the right to waive any defects, irregularities or conditions of delivery as to particular Notices of Objection. Unless waived, all such defects or irregularities in connection with the delivery of Notices of Objection must be cured within such time as the General Partners determine. Neither the General Partners nor any of their affiliates or any other persons shall be under any duty to give any notification of any such defects, irregularities or waivers, nor shall any of them incur any liability for failure to give such notification. Deliveries of Notices of Objection will not be deemed to have been made until any irregularities or defects contained in the Notices of Objection have been cured or waived. The interpretations of the General Partners shall be conclusive and binding.

         The execution and delivery of a Notice of Objection will not affect a Limited Partner's right to sell or transfer the units. All Notices of Objection received by the Information Agent (and not properly revoked as described below) prior to the Expiration Date will be effective notwithstanding a record transfer of such units subsequent to the Record Date. A person who acquires units after the Record Date may not object.

         The General Partners expressly reserve the right, in their discretion, at any time and from time to time, to extend the period of time during which Notices of Objections may be submitted hereunder. Notice of any such extension will promptly be disseminated to Limited Partners in a manner reasonably designed to inform Limited Partners of such extension.

         Revocation of Objection. Any Limited Partner who has delivered a Notice of Objection to the Information Agent may revoke the Notice of Objection by delivering to the Information Agent a written notice of revocation prior to midnight, New York City time, on the Expiration Date. In order to be effective, a notice of revocation of the instructions set forth in a Notice of Objection must (i) contain the name of the person who delivered the Notice of Objection,
(ii) be in a writing delivered to the Information Agent stating that the prior Notice of Objection is revoked, (iii) be signed by the Limited Partner in the same manner as the original signature on the Notice of Objection, and (iv) be received by the Information Agent prior to midnight, New York City time, on the Expiration Date at one of its addresses or the fax number set forth on the Notice of Objection. A purported notice of revocation that lacks any of the required information, is dispatched to an improper address or facsimile number or is not received in a timely manner will not be effective to revoke the instructions set forth in a Notice of Objection previously given. A revocation of the instructions set forth in a Notice of Objection can only be accomplished in accordance with the foregoing procedures. A LIMITED PARTNER MAY NOT REVOKE THE INSTRUCTIONS SET FORTH IN THE NOTICE OF OBJECTION AFTER MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                                 SOURCE OF FUNDS

         The AIMCO Operating Partnership expects that approximately $4,522,000 will be required to effect the Affiliate Sale (exclusive of fees and expenses estimated to be $53,000) and will provide the requisite funds to the Affiliate Purchaser. The Partnership expect that its fees and expenses will be $131,000.

         The AIMCO Operating Partnership has a $445 million revolving credit facility with Bank of America, Fleet National Bank and First Union National Bank with a syndicate comprised of a total of ten lender participants. The AIMCO Operating Partnership is the borrower, and all obligations thereunder are guaranteed by certain of AIMCO's subsidiaries. The obligations under the credit facility are secured, among other things, by the AIMCO Operating Partnership's pledge of its stock ownership in certain subsidiaries of AIMCO, and a first priority pledge of certain of the AIMCO Operating Partnership's non-real estate assets. The annual interest rate under the credit facility is based on either LIBOR or a base rate which is the higher of Bank of America's reference rate or 0.5% over the federal funds rate, plus, in either case, an applicable margin. The margin ranges between 2.15% and 2.85% in the case of LIBOR-based loans and between 0.65% and 1.35% in the case of base rate loans, based upon a fixed charge coverage ratio. The credit facility expires on July 31, 2005 and can be extended at AIMCO's option for a one-year term on a one-time basis. The loan agreement and its material amendments relating to this credit facility have been filed with the SEC as Exhibit 10.35.2 to AIMCO's annual report on Form 10-KSB for the fiscal year ended December 31, 2002 and Exhibits 10.1 and 10.2 to AIMCO's quarterly report on Form 10-QSB for the fiscal quarter ended September 30, 2003 and are incorporated in this Information Statement by reference.

         As of June 30, 2004, the AIMCO Operating Partnership had approximately $90.6 million of cash on hand and approximately $136.7 million available for borrowing under existing lines of credit. The AIMCO Operating Partnership intends to repay any amounts borrowed to finance the offer out of future working capital.

                                FEES AND EXPENSES

         Except as set forth in this Information Statement, the General Partners and the Affiliate Purchaser will not pay any fees or commissions to any broker, dealer or other person in connection with the Amendment or the Affiliate Sale. The General Partners have retained The Altman Group, Inc. to act as the Information Agent in connection with the Third Party Sale, the Amendment, and the Affiliate Sale. The Information Agent may contact holders of units by mail, e-mail, telephone, telex, telegraph and in person and may request brokers, dealers and other nominee limited partners to forward materials relating to the Third Party Sale, the Amendment, and the Affiliate Sale to beneficial owners of the limited partnership interests. The Affiliate Purchaser will pay the Information Agent reasonable and customary compensation for its services in connection with the Third Party Sale, the Amendment and the Affiliate Sale, plus reimbursement for out-of-pocket expenses, and will indemnify it against certain liabilities and expenses in connection therewith, including liabilities under the federal securities laws. The Affiliate Purchaser will also pay all costs and expenses of filing, printing and mailing the Information Statement and any related legal fees and expenses. The Partnership will not be responsible for paying any of the fees or expenses incurred by the Affiliate Purchaser or the General Partners in connection with Affiliate Sale.

         The following is an itemized statement of the aggregate estimated expenses incurred and to be incurred in the Affiliate Sale by the Partnership:

Legal Fees          $   15,000
Title Insurance     $   25,000
Recording Fees      $   90,000
Survey              $    1,000

Total               $  131,000
                    ==========


                              GENERAL LEGAL MATTERS

         We are not aware of any licenses or regulatory permits that would be material to the business of your Partnership, taken as a whole, and that might be adversely affected by the Third Party Sale, the Amendment, or the Affiliate Sale, or any filings, approvals or other actions by or with any domestic or foreign governmental authority or administrative or regulatory agency that would be required prior to the consummation of the Third Party, the Amendment, or the Affiliate Sale. While there is no present intent to delay the consummation of the Third Party Sale, the Amendment, or the Affiliate Sale, pending receipt of any such additional approval or the taking of any action, there can be no assurance that any such additional approval or action, if needed, would be obtained without substantial conditions or that adverse consequences might not result to your Partnership or its business, or that certain parts of its business might not have to be disposed of or other substantial conditions complied with in order to obtain such approval or action, any of which could cause us to elect to terminate the Third Party Purchase Agreement or the Affiliate Purchase Agreement without consummating the transactions contemplated thereby.

         No provision has been made by the General Partners, the Partnership, the Affiliate Purchaser, AIMCO, the AIMCO Operating Partnership, or any of its affiliates at such party's expense for the provision of counsel or appraisal services, other than the appraisal of the fair market value of Twin Lakes as described in this Information Statement.

                               GENERAL INFORMATION

         The AIMCO Operating Partnership is an affiliate of AIMCO. AIMCO, the AIMCO Operating Partnership and the Partnership are subject to the informational requirements of the Exchange Act and are therefore required to file annual and quarterly reports, proxy statements and other information with the SEC. You can inspect and copy reports and other information filed by any of the foregoing with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may also obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0300. The SEC also maintains an Internet site at http:\\www.sec.gov that contains reports and proxy statements regarding issuers that file electronically with the SEC.

         The information contained in this Information Statement is accurate only as of the date hereof, and the General Partners undertake no obligation to update any information contained in this statement after the date hereof. We have not authorized anyone else to provide you with information. You should not assume that the information in this Information Statement or any supplement is accurate as of any date other than the date on the front page of this Information Statement.




       THE SIGNED NOTICE OF OBJECTION SHOULD BE SENT OR DELIVERED BY EACH
           LIMITED PARTNER TO THE INFORMATION AGENT AT THE ADDRESS OR
                       FACSIMILE NUMBER SET FORTH BELOW:


                             THE ALTMAN GROUP, INC.


                  By Mail, Overnight Courier and Hand Delivery:



                            1275 Valley Brook Avenue
                           Lyndhurst, New Jersey 07071




         By Facsimile:                          For Information please call:

        (201) 460-0050                            TOLL FREE (800) 217-9608

                                     ANNEX I

                             OFFICERS AND DIRECTORS

         The names and positions of the executive officers of Apartment Investment and Management Company ("AIMCO"); AIMCO-GP, Inc. ("AIMCO-GP") and AIMCO Properties, L.P. ("AIMCO Properties") are set forth below. The directors of AIMCO are also set forth below. The two directors of AIMCO-GP are Terry Considine and Peter Kompaniez. The directors of the general partner of the Affiliate Purchaser are Terry Considine and Peter Kompaniez. Unless otherwise indicated, the business address of each executive officer and director is 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237. Each executive officer and director is a citizen of the United States of America. All titles refer to titles with AIMCO and AIMCO GP, except as otherwise indicated.


                 NAME                                            POSITION
                 ----                                            --------
Terry Considine......................  Chairman of the Board, Chief Executive Officer and President
Peter K. Kompaniez...................  Vice Chairman of the Board
Jeffrey W. Adler.....................  Executive Vice President--Conventional Property Operations
Harry G. Alcock......................  Executive Vice President and Chief Investment Officer
Miles Cortez.........................  Executive Vice President, General Counsel and Secretary
Joseph DeTuno........................  Executive Vice President--Redevelopment
Randall J. Fein......................  Executive Vice President--University Housing
Patti K. Fielding....................  Executive Vice President--Securities and Debt
Thomas M. Herzog.....................  Senior Vice President and Chief Accounting Officer
Lance J. Graber......................  Executive Vice President--AIMCO Capital
Paul J. McAuliffe....................  Executive Vice President and Chief Financial Officer
Ronald D. Monson.....................  Executive Vice President
James G. Purvis......................  Executive Vice President--Human Resources
David Robertson......................  Executive Vice President; President and Chief Executive Officer
                                       -- AIMCO Capital
James N. Bailey......................  Director
Richard S. Ellwood...................  Director
J. Landis Martin.....................  Director
Thomas L. Rhodes.....................  Director

NAME                                  PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
----                                  --------------------------------------------
Terry Considine.....................  Mr. Considine has been Chairman of the Board and Chief Executive Officer since July 1994. Mr. Considine serves as Chairman and Chief Executive
                                      Officer of American Land Lease, Inc., another publicly held real estate investment trust and successor to Asset Investors Corporation and
                                      Commercial Assets, Inc. Mr. Considine devotes his time to his responsibilities at AIMCO on a full time basis, and the balance to American
                                      Land Lease, Inc. Upon the effectiveness of Mr. Kompaniez's resignation as
                                      President and pending the appointment of a chief operating officer, Mr.
                                      Considine will serve as President.

Peter K. Kompaniez..................  Mr. Kompaniez has been Vice Chairman of the Board since July 1994 and was appointed President in July 1997. Mr. Kompaniez has also served as Chief
                                      Operating Officer of NHP Incorporated after it was acquired by AIMCO in
                                      December 1997. Effective April 1, 2004, Mr. Kompaniez resigned as
                                      President. Mr. Kompaniez will continue in the role of Vice Chairman and will serve AIMCO on a variety of special and ongoing projects in an operating role.

Jeffrey W. Adler....................  Mr. Adler was appointed Executive Vice President, Conventional Property
                                      Operations in February 2004. Previously he served as Senior Vice President of Risk Management of AIMCO from January 2002 until November 2002, when he added the responsibility of Senior Vice President, Marketing. Prior to joining AIMCO from 2000 to 2002, Mr. Adler was Vice President,
                                      Property/Casualty for Channelpoint, a software company. From 1990 to 2000
                                      Mr. Adler held several positions at Progressive Insurance including
                                      Colorado General Manager from 1996 to 2000, Product Manager for Progressive
                                      Insurance Mountain Division from 1992 to 1996, and Director of Corporate
                                      Marketing from 1990 to 1992.

Harry G. Alcock.....................  Mr. Alcock served as a Vice President from July 1996 to October 1997, when he was promoted to Senior Vice President-Acquisitions. Mr. Alcock served as
                                      Senior Vice President-Acquisitions until October 1999, when he was promoted to Executive Vice President and Chief Investment Officer. Mr. Alcock has
                                      had responsibility for acquisition and financing activities of AIMCO since
                                      July 1994.

Miles Cortez........................  Mr. Cortez was appointed Executive Vice President, General Counsel and
                                      Secretary in August 2001. Prior to joining the Company, Mr. Cortez was the senior partner of Cortez Macaulay Bernhardt & Schuetze LLC, a Denver law
                                      firm, from December 1997 through September 2001. From August 1993 through
                                      November 1997, Mr. Cortez was a partner at McKenna & Cuneo LLP in Denver.
                                      He served as president of the Colorado Bar Association from 1996 to 1997 and the Denver Bar Association from 1982 to 1983.

Joseph DeTuno.......................  Mr. DeTuno was appointed Executive Vice President--Redevelopment in
                                      February 2001 and previously served as Senior Vice President--Property
                                      Redevelopment from August 1997 to February 2001. Prior to joining AIMCO,
                                      Mr. DeTuno was President and founder of JD Associates, a full service real estate consulting, advisory and project management company that he founded in 1990.

Randall J. Fein.....................  Mr. Fein was appointed Executive Vice President--University Housing in
                                      October 2003 and is responsible for the operation of AIMCO's student housing related portfolio, including its joint venture activities. From
                                      1989 through 2003, Mr. Fein served as general partner of Income Apartment
                                      Investors L.P., and Texas First Properties L.P., which operated student and non-student housing. Prior to entering the apartment industry, Mr. Fein was engaged in the securities industry as a Director of Jefferies and as a Vice
                                      President of Salomon Brothers Inc. Mr. Fein is a member of the State Bar of
                                      Texas.



                                   Annex I-2

NAME                                  PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
----                                  --------------------------------------------
Patti K. Fielding...................  Ms. Fielding was appointed Executive Vice President--Securities and Debt in
                                      February 2003. She is responsible for securities and debt financing and the treasury department. From January 2000 to February 2003, Ms. Fielding served as Senior Vice President--Securities and Debt. Ms. Fielding joined
                                      AIMCO in February 1997 and served as Vice President-Tenders, Securities and
                                      Debt until January 2000. Prior to joining the Company, Ms. Fielding was a
                                      Vice President with Hanover Capital Partners from 1996 to 1997, Vice
                                      Chairman, Senior Vice President and Principal of CapSource Funding Corp
                                      from 1993 to 1995, and Group Vice President with Duff & Phelps Rating Co.
                                      from 1987 to 1993.

Lance J. Graber.....................  Mr. Graber has been Executive Vice President since October 1999. His principal business function is overseeing dispositions, refinancings, redevelopments and other transactions within AIMCO Capital's portfolio of affordable properties. Prior to joining the Company, Mr. Graber was a
                                      Director at Credit Suisse First Boston from 1994 to May 1999, during which time he supervised a staff of seven in the making of principal investments in hotel, multi-family and assisted living properties.

Thomas M. Herzog....................  Mr. Herzog was appointed Senior Vice President and Chief Accounting Officer in January 2004. Prior to joining AIMCO, Mr. Herzog was at GE Real Estate, serving as Chief Accounting Officer & Global Controller from April 2002 to
                                      January 2004 and as Chief Technical Advisor from March 2000 to April 2002.
                                      Prior to joining GE Real Estate, Mr. Herzog was at Deloitte & Touche LLP
                                      from 1990 until 2000, including a two-year assignment in the real estate national office.

Paul J. McAuliffe...................  Mr. McAuliffe has been Executive Vice President since February 1999 and was appointed Chief Financial Officer in October 1999. From May 1996 until he joined AIMCO, Mr. McAuliffe was Senior Managing Director of Secured Capital
                                      Corp.

Ronald D. Monson....................  Mr. Monson was appointed Executive Vice President in February 2001.
                                      Beginning in February 2004, Mr. Monson assumed oversight of four of AIMCO's regional operating centers. From February 2001 to February 2004, Mr. Monson served as the head of AIMCO's conventional property operations. Previously, he served as Regional Vice President from March 1997 to May 1998, when he was promoted to Senior Vice President of the Midwest Division. Mr. Monson
                                      served as Senior Vice President of the Midwest Division until January 1999, when he was appointed Senior Vice President of the Far West Division, which role he filled until February 2001. From April 1994 to February 1997, Mr.
                                      Monson was a Regional Vice President for Great Atlantic Property Management.

James G. Purvis.....................  Mr. Purvis was appointed Executive Vice President--Human Resources in
                                      February 2003. Prior to joining AIMCO, from October 2000 to February 2003,
                                      Mr. Purvis served as the Vice President of Human Resources at SomaLogic,
                                      Inc. a privately held biotechnology company in Boulder, Colorado. From July
                                      1997 to October 2000, Mr. Purvis was the principal consultant for O3C
                                      Global Organization Solutions, a global human resources strategy and technology consulting company based in Colorado and London. From March 1996 to July 1997 Mr. Purvis served as the Senior Vice President of Employee
                                      Relations at TCI, Inc. From August 1990 to March 1996 Mr. Purvis served as the Senior Vice President of Human Resources of Westin Hotels and Resorts.



                                   Annex I-3

NAME                                  PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
----                                  --------------------------------------------
David Robertson.....................  Mr. Robertson has been Executive Vice President since February 2002, and was appointed President and Chief Executive Officer of AIMCO Capital in
                                      October 2002. He is responsible for property operations, asset management and transaction activities within AIMCO Capital's portfolio of affordable properties, and for redevelopment and construction activities for both the conventional and affordable property portfolios. Prior to joining the
                                      Company, Mr. Robertson was a member of the investment-banking group at
                                      Smith Barney from 1991 to 1996, where he was responsible for real estate investment banking transactions in the western United States, and was part of the Smith Barney team that managed AIMCO's initial public offering in
                                      1994. Since February 1996, Mr. Robertson has been Chairman and Chief
                                      Executive Officer of Robeks Corporation, a privately held chain of specialty food stores.

James N. Bailey.....................  Mr. Bailey was appointed a Director of AIMCO in June 2000 and is currently
     Cambridge Associates, Inc.       Chairman of the Nominating and Corporate Governance Committee and a member
     1 Winthrop Square,               of the Audit and Compensation and Human Resources Committee.  Mr. Bailey is
     Suite 500                        co-founder and Senior Managing Director of Cambridge Associates, LLC,
     Boston, MA  02110                founded in 1973, and co-founder, Treasurer and Director of:  The Plymouth
                                      Rock Company, founded in 1984; Direct Response Corporation, founded in 1996;
                                      and Homeowners' Direct Corporation, founded in 1996; all U.S. personal lines insurance companies. In addition, he is a director of Getty Image, Inc., a publicly held company. He has also been a member of a number of Harvard
                                      University alumni affairs committees, including, the Overseers Nominating
                                      Committee and The Harvard Endowment Committee. Mr. Bailey is a member of the Massachusetts Bar and the American Bar Association.

Richard S. Ellwood..................  Mr. Ellwood was appointed a Director of the Company in July 1994.  Mr.
     12 Auldwood Lane                 Ellwood is currently Chairman of the Audit Committee and a member of the
     Rumson, NJ  07660                Compensation and Human Resources and Nominating and Corporate Governance
                                      Committees.  Mr. Ellwood is the founder and President of R.S. Ellwood &
                                      Co., Incorporated, a real estate investment banking firm.  Prior to forming
                                      R.S. Ellwood & Co., Incorporated in 1987, Mr. Ellwood had 31 years experience on Wall Street as an investment banker, serving as: Managing
                                      Director and senior banker at Merrill Lynch Capital Markets from 1984 to
                                      1987; Managing Director at Warburg Paribas Becker from 1978 to 1984;
                                      general partner and then Senior Vice President and a director at White,
                                      Weld & Co. from 1968 to 1978; and in various capacities at J.P. Morgan &
                                      Co. from 1955 to 1968.  Mr. Ellwood currently serves as a director of
                                      Felcor Lodging Trust, Incorporated and Florida East Coast Industries, Inc.

J. Landis Martin....................  Mr. Martin was appointed a Director of AIMCO in July 1994 and is currently
     199 Broadway                     Chairman of the Compensation and Human Resources Committee.  Mr. Martin is
     Suite 4300                       a member of the Audit and Nominating and Corporate Governance Committees.
     Denver, CO  80202                Mr. Martin is also the Lead Independent Director of AIMCO's Board.  Since
                                      1994, Mr. Martin has been Chairman of the Board and Chief Executive Officer of
                                      Titanium Metals Corporation, a publicly held integrated producer of titanium metals. From 1987 to 2003, Mr. Martin served as President and Chief Executive
                                      Officer of NL Industries, Inc. ("NL"), a publicly held manufacturer of titanium dioxide chemicals, and served as a director of NL from 1986 to 2003. From
                                      1990 until its acquisition by Dresser Industries, Inc. in 1994, Mr. Martin served as Chairman of the Board and Chief Executive Officer of Baroid Corporation,
                                      a publicly held petroleum services company. Mr. Martin is also a director of
                                      Halliburton Company, Crown Castle International Corporation, a wireless communications company, and Trico Marine Services, Inc., which provides marine support services to the oil and gas industry. Until February 2003, Mr. Martin was a director of Tremont Corporation, a holding company, and until December 2003
                                      Mr. Martin was a director of Special Metals Corporation.



                                   Annex I-4

NAME                                  PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
----                                  --------------------------------------------
Thomas L. Rhodes....................  Mr. Rhodes was appointed a Director of the Company in July 1994 and is
     215 Lexington Avenue             currently a member of the Audit, Compensation and Human Resources, and
     4th Floor                        Nominating and Corporate Governance Committees.  Mr. Rhodes has served as
     New York, NY  10016              the President and Director of National Review Magazine since November 1992, where he has also served as a Director since 1988.  From 1976 to 1992, he held various positions at Goldman Sachs & Co., was elected a General
                                      Partner in 1986 and served as a General Partner from 1987 until November
                                      1992.  Mr. Rhodes is Chairman of the Board of Directors of The Lynde and
                                      Harry Bradley Foundation, Vice Chairman of American Land Lease, Inc.,
                                      another publicly held real estate investment trust and successor to Asset
                                      Investors Corporation and Commercial Assets, Inc.



                                   Annex I-5

                                   APPENDIX A


                         PRO FORMA FINANCIAL STATEMENTS

                                   APPENDIX A


The following pro forma financial information has been derived from the balance sheet and income statement of your partnership for the twelve months ended December 31, 2003


 U.S. REALTY PARTNERS LIMITED PARTNERSHIP


 PRO FORMA DECEMBER 31, 2003 BALANCE SHEET

 ASSETS
 Investment Property:
      Land                                                        $          422
      Buildings and related personal property                              6,253
      Accumulated depreciaion                                             (3,580)

 Cash and cash equivalents                                                    48
 Receivables and deposits                                                     19
 Other assets                                                                107
                                                                  --------------
 TOTAL ASSETS                                                     $        3,269
                                                                  ==============


 LIABILITIES AND PARTNERS' DEFICIT:
 Accounts payable                                                 $           41
 Tenant security deposit liabilities                                          21
 Accrued property taxes                                                       68
 Other liabilities                                                            49
 Due to affiliates                                                            83
 Mortgage Note Payable                                                     3,512
 Partners' Deficit                                                          (505)
                                                                  --------------
 TOTAL LIABILITIES AND PARTNERS' DEFICIT                          $        3,269
                                                                  ==============



 PRO FORMA DECEMBER 31, 2003 INCOME STATEMENT

 REVENUES
Rental income                                                     $          907
Other income                                                                 101
                                                                  --------------
TOTAL REVENUES                                                             1,008
                                                                  --------------

Expenses:
Operating                                                                    444
General & Administrative                                                     110
Depreciation                                                                 217
Interest                                                                     289
Property Taxes                                                                69
                                                                  --------------
TOTAL EXPENSES                                                             1,129
                                                                  --------------

NET LOSS                                                          $         (121)
                                                                  ==============


 NET LOSS PER LIMITED PARTNERSHIP UNIT                            $        (0.10)
                                                                  ==============

                                   APPENDIX B


                            DELAWARE APPRAISAL RIGHTS

                        DELAWARE GENERAL CORPORATION LAW

262 APPRAISAL RIGHTS

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 257, Section 258, Section 263 or Section 264 of this title:

         (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

         (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                  a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

                  b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

                  c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

                  d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

         (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

         (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

         (2) If the merger or consolidation was approved pursuant to Section
228 or Section 253 of this title, then, either a constituent corporation before the effective date of the merger or consolidation, or the surviving or resulting corporation within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                PRELIMINARY COPY

                    U.S. REALTY PARTNERS LIMITED PARTNERSHIP
                           C/O THE ALTMAN GROUP, INC.
                            1275 VALLEY BROOK AVENUE
                           LYNDHURST, NEW JERSEY 07071

                               NOTICE OF OBJECTION



         The undersigned, a limited partner of U.S. Realty Partners Limited Partnership (the "Partnership"), and the holder of units, acting with respect to all of the units owned by the undersigned, hereby:

                           [__] OBJECTS [__] Abstains

with respect to the Affiliate Sale by the Partnership of one of its apartment complexes known as Twin Lakes, located in Palm Harbor, Florida.

         THIS NOTICE OF OBJECTION IS BEING FURNISHED BY U.S. REALTY I CORPORATION AND AIMCO PROPERTIES, L.P., THE GENERAL PARTNERS OF THE PARTNERSHIP.

         IF NO ELECTION IS SPECIFIED WITH RESPECT TO THE PROPOSAL, AN OTHERWISE PROPERLY COMPLETED AND SIGNED NOTICE OF OBJECTION WILL NOT BE DEEMED TO BE AN OBJECTION TO THE PROPOSAL.

         The undersigned hereby acknowledges receipt of the Information Statement. Capitalized terms used in this Notice of Objection and not defined herein have the meanings set forth in the Information Statement.

         A fully completed, signed and dated copy of this Notice of Objection should be sent to The Altman Group, Inc., by mail at 1275 Valley Brook Avenue, Lyndhurst, New Jersey 07071, or by fax at (201) 460-0050, no later than midnight, New York City time, on [____________], 2004, unless the Expiration Date is extended by the General Partner.



Dated:                                  By:
      -----------------------               ------------------------------------


                                            ------------------------------------
                                            Please Print Name

Please sign exactly as you hold your units. When signing as an attorney-in-fact, executor, administrator, trustee or guardian, please give your full title. If an interest is jointly held, each holder should sign. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person.